UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential High Yield Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2011

Date of reporting period:	8/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL HIGH YIELD FUND, INC.

ANNUAL REPORT • AUGUST 31, 2011

Fund Type

High yield bond

Objectives

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential High Yield Fund, Inc.

Prudential High Yield Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 0.93%; Class B, 1.38%; Class C, 1.63%; Class L, 1.13%; Class M, 1.63%; Class R, 1.38%; Class X, 1.63%; Class Z, 0.63%. Net operating expenses: Class A, 0.88%; Class B, 1.38%; Class C, 1.55%; Class L, 1.13%; Class M, 1.63%; Class R, 1.13%; Class X, 1.63%; Class Z, 0.63%, after contractual reduction through 12/31/2010 for Class C and 12/31/2012 for Class A and Class R.

Cumulative Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	8.14%	43.32%	104.70%	—
Class B	7.82	40.09	95.19	—
Class C	7.45	39.67	94.59	—
Class L	8.07	N/A	N/A	31.81% (3/26/07)
Class M	7.32	N/A	N/A	29.08 (3/26/07)
Class R	7.88	41.86	N/A	53.56 (6/6/05)
Class X	7.54	N/A	N/A	29.14 (3/26/07)
Class Z	8.47	45.36	110.20	—
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index	8.26	47.88	126.39	—
Lipper High Current Yield Funds Avg.	7.20	33.53	94.10	—

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years	Since Inception
Class A	–2.38%	5.57%	7.39%	—
Class B	–3.02	5.92	7.38	—
Class C	0.58	6.03	7.36	—
Class L	–2.37	N/A	N/A	4.60% (3/26/07)
Class M	–4.08	N/A	N/A	4.83 (3/26/07)
Class R	1.97	6.33	N/A	6.52 (6/6/05)
Class X	–4.24	N/A	N/A	4.63 (3/26/07)
Class Z	2.49	6.89	8.20	—
Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index	1.79	7.13	8.91	—
Lipper High Current Yield Funds Avg.	0.71	4.75	6.98	—

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Average Annual Total Returns (With Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	3.28%	6.48%	6.93%	—
Class B	2.82	6.83	6.92	—
Class C	6.45	6.91	6.88	—
Class L	3.48	N/A	N/A	5.39% (3/26/07)
Class M	1.32	N/A	N/A	5.58 (3/26/07)
Class R	7.88	7.24	N/A	7.12 (6/6/05)
Class X	1.54	N/A	N/A	5.42 (3/26/07)
Class Z	8.47	7.77	7.71	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years	Since Inception
Class A	8.14%	7.46%	7.43%	—
Class B	7.82	6.97	6.92	—
Class C	7.45	6.91	6.88	—
Class L	8.07	N/A	N/A	6.43% (3/26/07)
Class M	7.32	N/A	N/A	5.92 (3/26/07)
Class R	7.88	7.24	N/A	7.12 (6/6/05)
Class X	7.54	N/A	N/A	5.94 (3/26/07)
Class Z	8.47	7.77	7.71	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential High Yield Fund, Inc. (Class A shares) with a similar investment in the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index by portraying the initial

Prudential High Yield Fund, Inc.	3

Your Fund’s Performance (continued)

account values at the beginning of the 10-year period for Class A shares (August 31, 2001) and the account values at the end of the current fiscal year (August 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC, and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively, and an annual 12b-1 fee of up to 0.30% and 0.50%, respectively. All investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 0.75% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class M shares are subject to a CDSC of 6%, which decreases by 1% annually to 2% in the fifth and sixth years and to 1% in the seventh year, and a 12b-1 fee of 1% annually. Class M shares automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class X shares are subject to a CDSC of 6%, which decreases by 1% annually to 4% in the third and fourth years, by 1% annually to 2% in the sixth and seventh years, and to 1% in the eighth year, and a 12b-1 fee of 1% annually. Class X shares automatically convert to Class A shares on a monthly basis approximately ten years (eight years in the case of shares purchased prior to August 17, 1998) after purchase. Class R and Z shares are not subject to a sales charge. Class R shares are subject to a 12b-1 fee of 0.75% annually. Class Z shares are not subject to a 12b-1 fee. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

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Benchmark Definitions

Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index

The Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception cumulative total returns as of 8/31/11 are 36.46% for Class L, Class M, and Class X; and 60.61% for Class R. Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception average annual total returns as of 9/30/11 are 6.36% for Class L, Class M, and Class X; and 7.20% for Class R.

Lipper High Current Yield Funds Average

The Lipper High Current Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Current Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/11 are 23.46% for Class L, Class M, and Class X; and 45.18% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/11 are 3.82% for Class L, Class M, Class X; and 5.33% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Long-Term Issues expressed as a percentage of net assets as of 8/31/11
Nortel Networks Ltd. (Canada), Gtd. Notes, 7/15/16	1.0%
Royalty Pharma Finance Trust, 5/15/15	1.0
CIT Group, Inc., Sec’d. Notes, 144A, 5/2/17	0.9
SunGard Data Systems, Inc., Gtd. Notes, 8/15/15	0.8
UPC Holding BV (Netherlands), Sr. Sec’d. Notes, 144A, 4/15/18	0.8

Issues reflect only long-term investments and are subject to change.

Distributions and Yields as of 8/31/11
	Total Distributions Paid for 12 Months	30-Day SEC Yield
Class A	$0.41	7.98%
Class B	0.39	7.85
Class C	0.38	7.61
Class L	0.40	8.09
Class M	0.37	7.59
Class R	0.40	8.11
Class X	0.37	7.59
Class Z	0.43	8.61

Prudential High Yield Fund, Inc.	5

Your Fund’s Performance (continued)

Credit Quality* expressed as a percentage of net assets as of 8/31/11
High Grade	3.7%
Ba	25.7
B	46.3
Caa or Lower	19.3
Not Rated**	25.1
Total Investments	120.1
Liabilities in excess of other assets	–20.1
Net Assets	100.0%

*Source: Moody’s rating, defaulting to S&P when not rated by Moody’s.

**Approximately 23.3% of Not Rated is invested in affiliated money market mutual fund.

Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

Prudential High Yield Fund’s Class A shares returned 8.14% for the 12-month reporting period that ended August 31, 2011. The Fund’s Class A shares slightly underperformed the 8.26% gain of the Barclays Capital U.S. Corporate High Yield 1% Issuer Capped Index (the Index), but outperformed the 7.20% gain of the Lipper High Current Yield Funds Average.

How is the Fund managed?

Prudential Fixed Income manages the Fund, which invests primarily in a diversified portfolio of high yield corporate fixed-income securities. These are rated Ba1 or lower by Moody’s Investors Service (Moody’s) or BB+ or lower by Standard & Poor’s Ratings Group (Standard & Poor’s). They may also be comparably rated by another major rating service or considered to be of similar quality by Prudential Fixed Income.

High yield corporate fixed income securities are commonly called “junk” bonds because they are rated below investment grade and have a greater risk of defaulting on interest and principal payments than higher quality bonds. To compensate investors, these speculative-grade bonds provide higher yields.

Portfolio managers work closely with a team of 11 credit research analysts when selecting bonds to buy and sell for the Fund. During the period, the Fund continued to emphasize shorter-term bonds in the single-B and Ba rating categories, the two highest in the junk bond market, based on Moody’s rating methodology. Prudential Fixed Income believes these bonds provide attractive value and limited “downside” risk compared to longer-term bonds. When interest rates rise and bond prices fall, prices of shorter-term bonds typically decline less than prices of longer-term bonds.

The Fund also had a limited exposure to credit default swaps, a type of insurance against the risk that issuers could default on their bonds. A credit default swap allows the Fund to lower or increase its exposure to the credit risk of an issuer (or group of issuers) without buying or selling the actual bonds. Exposure to credit default swaps had a slightly negative impact on the Fund’s performance for the reporting period.

What were some of the key developments in the U.S. high yield bond market?

Solid corporate fundamentals and the continued accommodative monetary policy of the Federal Reserve (the Fed) were among the key factors that helped the high yield market.

•	Many companies reported strong earnings, cut costs, reduced capital expenditures, and improved liquidity on their balance sheets.

Prudential High Yield Fund, Inc.	7

Strategy and Performance Overview (continued)

•

High yield bonds were also bought for their relatively attractive yields, as the Fed continued a near zero short-term interest rate policy to stimulate economic growth in the United States. It also operated a second asset-buying program from November 2010 through June 2011 that purchased longer-term U.S. Treasury securities to boost their prices and drive down their yields, which influence rates on some consumer and business loans. (Bond prices move inversely to yields.)

•

The high yield market also benefited from its low default rate. Firms refinanced their outstanding bonds by issuing new bonds with lower rates. This extended their debt maturities and lowered their interest burdens, thereby lessening their risk of defaulting in the near term.

•

However, high yield bond issuance slowed in the second half of the period as market conditions deteriorated, particularly in August 2011. Speculative-grade bond prices fell as slower economic growth in the United States revived fears that the world’s largest economy might be headed for a double-dip recession. There were also lingering concerns that Greece and certain other nations that use the euro might eventually default on their debt. This could also hurt the global economy as major European banks have heavy exposures to the debt of these financially strapped countries.

•

High yield bonds still outperformed similar-duration Treasury securities for the period. But the average spread, or difference between yields on high yield bonds and comparable Treasury securities, narrowed for much of the period, then ballooned (particularly in August) to end the period around 750 basis points, according to the Index. This level was slightly wider than where it stood at the beginning of the period. A basis point is one hundredth of a percentage point. The spread narrows when the market is pricing in a lesser risk of default and widens when the market is pricing in a greater risk of default.

How did high yield market sectors, industries, and rating categories perform?

•

All sectors and most industries in the high yield market ended the period in the black. Returns ranged from double-digit gains in industries such as insurance, technology, refining, and gaming to single-digit losses on “other utility” and transportation service.

•

From March 2009 through February 2011, the Caa rating category (high yield bonds with a substantial risk of default) had sharply outperformed the more highly rated single-B and Ba categories. But for the period, the three categories performed more in line by delivering single-digit gains of a similar magnitude. The increasingly risk-averse attitude of individual investors led to greater

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demand for better quality high yield bonds. Also, professional investors questioned if the improvement in corporate fundamentals fully justified the extent to which the Caa rating category had outperformed in the past.

Which strategies and holdings contributed most to the Fund’s performance?

The Fund benefited most from its allocation to the technology and home construction industries and from favorable security selection within the media and metals industries.

•

It had a smaller exposure than the Index to the home construction industry. This worked well as a continued weak housing market caused the home construction industry to underperform the broad U.S. high yield market for the period.

•

The Fund also had a larger position in the technology industry than the Index. This worked well as the technology industry’s exposure to the global marketplace helped it sharply outperform the broad U.S. high yield market. Among technology holdings, the Fund had an overweight position in bonds of Nortel, which had defaulted on the debt securities in early 2009. The bonds soared in value during the reporting period after a group led by Apple and Microsoft agreed to pay Nortel $4.5 billion for its patent portfolio, which granted rights to various technologies for mobile telephones and tablet computers.

•

The Fund also benefited from its selective exposure to collateralized debt obligations (CDOs), which are trusts backed by pools of debt securities and/or bank loans that may be rated below investment grade. The risk associated with investing in a CDO depends largely on the type of collateral that backs it and on the classes of the CDO, which are designed to carry different levels of risk. Two CDOs held by the Fund gained sharply in value as their underlying collateral continued to improve.

•

The Fund held debt securities of Clear Channel Communications that performed well in late 2010 and early 2011. During that time, bullish high yield market conditions encouraged hope that the highly leveraged global media and entertainment company could improve its capital structure by issuing new debt securities that would reduce its risk of default near term. This occurred in February when the firm issued longer-term notes and used the proceeds to pay off some of its debt scheduled to mature in 2011.

•

Debt instruments of Energy Future Holdings Corp. (formerly TXU) came under pressure due to proposed environmental regulations that will have a negative impact on its coal-fired plants located in Texas. The Fund held bank loans and

Prudential High Yield Fund, Inc.	9

Strategy and Performance Overview (continued)

senior secured notes of the energy company that declined less in value than its unsecured debt securities. This helped the Fund’s performance versus the Index.

Which strategies and holdings subtracted most from the Fund’s performance?

Key detractors from the Fund’s performance were its allocation to the financial institutions, healthcare, and media cable industries as well as poor security selection in the energy industry.

•

It had a smaller exposure than the Index to the financial institutions sector, which weakened its performance versus the Index. The financial institutions sector outperformed the broader U.S. high yield market as it continued to rebound from its dramatic sell-off during the 2008 financial crisis.

•

The Fund had larger exposures than the Index to healthcare and media cable, two industries whose profits tend to hold up relatively well regardless of economic conditions. This strategy also weakened its performance versus the Index as both industries gained less than the broader U.S. high yield market.

•

The Fund had a larger exposure than the Index to debt securities of AES Eastern Energy, which declined in value as the company continued to report weak earnings that reflected falling power prices. Also, investors worried that parent AES Corp. might decide to stop providing support to its AES Eastern Energy unit.

•

Debt instruments of First Data Corp. gained sharply in value during late 2010 after the firm announced an offer to exchange them for new debt securities with longer-term maturities. However, the Fund held bank loans and secured notes of First Data that rallied less than the firm’s unsecured notes.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2011, at the beginning of the period, and held through the six-month period ended August 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential High Yield Fund, Inc.	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund, Inc.		Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$985.70	0.90%	$4.50
	Hypothetical	$1,000.00	$1,020.67	0.90%	$4.58

Class B	Actual	$1,000.00	$983.40	1.40%	$7.00
	Hypothetical	$1,000.00	$1,018.15	1.40%	$7.12

Class C	Actual	$1,000.00	$980.30	1.65%	$8.24
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class L	Actual	$1,000.00	$984.60	1.15%	$5.75
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Class M	Actual	$1,000.00	$981.90	1.65%	$8.24
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class R	Actual	$1,000.00	$984.50	1.15%	$5.75
	Hypothetical	$1,000.00	$1,019.41	1.15%	$5.85

Class X	Actual	$1,000.00	$982.00	1.65%	$8.24
	Hypothetical	$1,000.00	$1,016.89	1.65%	$8.39

Class Z	Actual	$1,000.00	$985.30	0.65%	$3.25
	Hypothetical	$1,000.00	$1,021.93	0.65%	$3.31

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the

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six-month period ended August 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential High Yield Fund, Inc.	13

Portfolio of Investments

as of August 31, 2011

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

LONG-TERM INVESTMENTS 96.8%
ASSET BACKED SECURITIES 0.7%
Baker Street Funding (Cayman Islands), Ser. 2006-1A, Class E, 144A(a)(b)	B1	4.199%	10/15/19	$2,851	$2,080,915
Bridgeport CLO Ltd. (Cayman Islands), Ser. 2007-2A, Class D, 144A(a)(b)(c)	Ba3	4.497	06/18/21	2,261	1,684,446
CSAM Funding (Cayman Islands), Ser. 2001-1A, Class D2, 144A(a)(b)(c)	Ba2	6.603	03/29/16	7,000	5,810,000
Landmark IV CDO Ltd. (Cayman Islands), Ser. 2004-1A, Class B2L(a)(b)(c)	Caa1	6.397	12/15/16	3,259	2,816,462
Liberty Square CDO Ltd. (Cayman Islands), Ser. 2001-2A, Class D, 144A(a)(b)(c)	C	6.895	06/15/13	2,718	299,009

Total asset backed securities					12,690,832

BANK LOANS(b) 4.3%

Automotive 0.4%
Chrysler LLC	Ba2	6.000	05/24/17	8,000	7,200,000

Cable 0.4%
Newsday LLC	Ba3	10.500	08/01/13	6,000	6,195,000

Capital Goods 0.1%
Capital Safety Group Ltd.	B3	2.221	07/20/15	176	164,230
Capital Safety Group Ltd.	B3	2.971	07/20/16	924	861,520

					1,025,750

Consumer 0.4%
Realogy Corp.	Caa2	13.500	10/15/17	4,300	4,321,500
Visant Corp.	Ba3	5.250	12/22/16	3,259	2,965,349

					7,286,849

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	15

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

BANK LOANS(b) (Continued)

Electric 0.3%
Texas Competitive Electric Holdings Co. LLC	B2	3.746%	10/10/14	$3,451	$2,640,070
Texas Competitive Electric Holdings Co. LLC	B2	4.746	10/10/17	2,617	1,921,230

					4,561,300

Gaming 0.3%
CCM Merger, Inc.	B3	7.000	03/01/17	4,005	3,884,526
Caesars Entertainment Operating Co.	B3	3.253	01/28/15	604	519,313
Caesars Entertainment Operating Co.	B3	3.253	01/28/15	1,799	1,545,622

					5,949,461

Healthcare & Pharmaceutical 1.0%
Royalty Pharma Finance Trust	Baa3	7.750	05/15/15	15,601	16,536,972

Technology 1.3%
First Data Corp.	B1	2.967	09/24/14	207	182,156
First Data Corp.	B1	2.967	09/24/14	2,336	2,061,945
First Data Corp.	B1	2.967	09/24/14	2,746	2,423,311
First Data Corp.	B1	4.246	03/24/18	12,112	10,164,280
Interactive Data Corp.	Ba3	4.500	02/09/18	2,643	2,491,381
Sensata Technologies, Inc.	B1	4.000	05/12/18	2,800	2,691,500
Spansion LLC	Ba3	4.750	02/09/15	1,388	1,342,957
TransUnion LLC	Ba3	4.750	02/10/18	294	279,307

					21,636,837

Telecommunications 0.1%
Level 3 Communications, Inc.	B1	11.660	03/13/14	1,500	1,560,938

Total bank loans					71,953,107

CORPORATE BONDS 91.3%

Aerospace & Defense 2.0%
Alliant Techsystems, Inc., Gtd. Notes	Ba3	6.750	04/01/16	1,000	1,007,500
Gtd. Notes	Ba3	6.875	09/15/20	1,800	1,795,500

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Aerospace & Defense (cont’d.)
BE Aerospace, Inc., Sr. Unsec’d. Notes(d)	Ba3	8.500%	07/01/18	$6,715	$7,218,625
Colt Defense LLC, Sr. Unsec’d. Notes(c)(d)	Caa1	8.750	11/15/17	3,250	2,096,250
Esterline Technologies Corp., Gtd. Notes	Ba3	6.625	03/01/17	175	177,625
Gtd. Notes	Ba3	7.000	08/01/20	2,250	2,345,625
Hawker Beechcraft Acquisition Co. LLC, Gtd. Notes(d)	Caa3	8.500	04/01/15	1,650	734,250
Moog, Inc., Sr. Sub. Notes	Ba3	6.250	01/15/15	2,130	2,135,325
Sr. Sub. Notes	Ba3	7.250	06/15/18	2,850	2,942,625
Sterling Merger, Inc., Sr. Notes, 144A(d)	Caa1	11.000	10/01/19	4,275	4,173,469
TransDigm, Inc., Gtd. Notes, 144A	B3	7.750	12/15/18	9,000	9,157,500

					33,784,294

Automotive 1.9%
DaimlerChrysler Group LLC, 144A(d) Sr. Sec’d. Notes	B2	8.000	06/15/19	2,100	1,832,250
Sr. Sec’d. Notes	B2	8.250	06/15/21	2,625	2,270,625
Dana Holding Corp., Sr. Unsec’d. Notes(d)	B3	6.500	02/15/19	2,125	2,077,187
Delphi Corp., 144A Sr. Notes(d)	Ba3	5.875	05/15/19	1,200	1,158,000
Sr. Notes	Ba3	6.125	05/15/21	1,000	965,000
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes(d)	Ba2	7.000	10/01/13	795	848,314
Sr. Unsec’d. Notes	Ba2	7.500	08/01/12	5,765	5,996,332
Sr. Unsec’d. Notes	Ba2	8.000	12/15/16	5,065	5,619,223
Lear Corp., Gtd. Notes	Ba3	7.875	03/15/18	2,500	2,643,750
Gtd. Notes(d)	Ba3	8.125	03/15/20	2,975	3,175,813
Navistar International Corp., Gtd. Notes(d)	B1	8.250	11/01/21	3,215	3,327,525

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	17

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Automotive (cont’d.)
TRW Automotive, Inc., Gtd. Notes, 144A	Ba2	8.875%	12/01/17	$1,425	$1,553,250

					31,467,269

Banking 1.1%
BAC Capital Trust VI, Ltd., Gtd. Notes	Baa3	5.625	03/08/35	760	601,549
BAC Capital Trust XI, Ltd., Gtd. Notes	Baa3	6.625	05/23/36	485	426,090
BAC Capital Trust XIV, Ltd., Gtd. Notes(b)	Ba3	5.630	12/31/49	465	302,250
Bank of America Corp., Jr. Sub. Notes, Ser. K(b)(d)	Ba3	8.000	12/29/49	9,510	8,991,705
MBNA Capital A, Ltd., Gtd. Notes, Ser. A	Baa3	8.278	12/01/26	2,250	2,250,000
Wachovia Bank NA, Sub. Notes	Aa3	6.600	01/15/38	375	427,842
Wells Fargo Capital XV, Ltd., Gtd. Notes(b)(d)	Baa3	9.750	12/31/49	4,640	4,790,800

					17,790,236

Building Materials & Construction 0.9%
Building Materials Corp. of America, 144A(c)(d)(e) Sr. Notes (original cost $2,977,500; purchased 09/27/10)	Ba3	6.875	08/15/18	3,000	2,940,000
Sr. Sec’d. Notes (original cost $3,619,500; purchased 02/02/10 - 04/27/11)	Ba1	7.000	02/15/20	3,525	3,525,000
D.R. Horton, Inc., Gtd. Notes	Ba3	6.500	04/15/16	100	100,750
K Hovnanian Enterprises, Inc., Gtd. Notes(d)	Caa2	11.875	10/15/15	3,550	2,050,125
Masco Corp., Sr. Unsec’d. Notes	Ba2	7.125	08/15/13	2,845	3,044,463
Standard Pacific Corp., Gtd. Notes	B3	8.375	01/15/21	400	344,000

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Gtd. Notes(d)	B3	10.750%	09/15/16	$2,725	$2,697,750
Sec’d. Notes(d)	B3	8.375	05/15/18	1,100	965,250

					15,667,338

Cable 3.5%
Bresnan Broadband Holdings LLC, Gtd. Notes, 144A	B3	8.000	12/15/18	1,300	1,313,000
Cablevision Systems Corp.,(d) Sr. Unsec’d. Notes	B1	7.750	04/15/18	675	698,625
Sr. Unsec’d. Notes	B1	8.625	09/15/17	3,575	3,789,500
CCH II LLC/CCH II Capital Corp., Gtd. Notes	B2	13.500	11/30/16	1,438	1,660,441
CCO Holdings LLC/CCO Holdings Capital Corp.,(d) Gtd. Notes	B1	7.875	04/30/18	1,000	1,040,000
Gtd. Notes	B1	8.125	04/30/20	725	766,688
Cequel Communications Holdings I LLC and Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	B3	8.625	11/15/17	5,918	6,154,720
Charter Communications Operating LLC, Sec’d. Notes, 144A	Ba2	8.000	04/30/12	8,888	9,110,200
CSC Holdings LLC, Sr. Unsec’d. Notes	Ba3	6.750	04/15/12	59	60,180
Sr. Unsec’d. Notes(d)	Ba3	7.625	07/15/18	1,150	1,207,500
Sr. Unsec’d. Notes	Ba3	8.500	06/15/15	1,250	1,337,500
Sr. Unsec’d. Notes(d)	Ba3	8.625	02/15/19	575	633,937
Dish DBS Corp., Gtd. Notes, 144A(d)	Ba3	6.750	06/01/21	725	730,437
Echostar DBS Corp., Gtd. Notes	Ba3	6.625	10/01/14	1,600	1,652,000
ONO Finance II PLC (Ireland), Gtd. Notes, 144A(a)(d)	Caa1	10.875	07/15/19	1,300	1,157,000
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(a)(d)	B1	7.750	03/15/16	2,565	2,584,238

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	19

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Cable (cont’d.)
UPC Holding BV (Netherlands), Sr. Sec’d. Notes, 144A(a)(d)	B2	9.875%	04/15/18	$12,050	$12,592,250
Videotron Ltee (Canada),(a) Gtd. Notes	Ba1	6.375	12/15/15	4,325	4,389,875
Gtd. Notes	Ba1	6.875	01/15/14	58	58,435
Gtd. Notes	Ba1	9.125	04/15/18	5,500	6,008,750
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, Ser. 1(a)(d)	Ba2	9.500	08/15/16	1,800	1,984,500

					58,929,776

Capital Goods 6.3%
Actuant Corp., Gtd. Notes	Ba3	6.875	06/15/17	3,100	3,131,000
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A(a)	B2	7.875	01/31/18	1,500	1,410,000
Altra Holdings, Inc., Sec’d. Notes	B1	8.125	12/01/16	2,350	2,429,313
Amsted Industries, Inc., Sr. Notes, 144A (original cost $3,226,600; purchased 03/12/10)(c)(e)	B1	8.125	03/15/18	3,250	3,363,750
Aquilex Holdings LLC/Aquilex Finance Corp., Gtd. Notes(d)	Caa3	11.125	12/15/16	3,375	1,957,500
Ashtead Capital, Inc., Sec’d. Notes, 144A	B2	9.000	08/15/16	7,885	8,003,275
Avis Budget Car Rental LLC, Gtd. Notes(b)	B2	2.786	05/15/14	310	285,200
Clean Harbors, Inc., Sr. Sec’d. Notes	Ba3	7.625	08/15/16	4,825	5,102,437
Columbus McKinnon Corp./NY, Gtd. Notes	B1	7.875	02/01/19	3,410	3,358,850
Diversey, Inc., Gtd. Notes	B3	8.250	11/15/19	2,875	3,320,625
Dycom Investments, Inc., Gtd. Notes	Ba3	7.125	01/15/21	2,500	2,475,000
Griffon Corp., Gtd. Notes	Ba3	7.125	04/01/18	1,125	1,063,125
Hertz Corp. (The), 144A Gtd. Notes	B2	6.750	04/15/19	5,925	5,525,063
Gtd. Notes	B2	7.500	10/15/18	2,625	2,572,500

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Interline Brands, Inc., Gtd. Notes	B2	7.000%	11/15/18	$5,750	$5,750,000
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $1,981,660; purchased 04/01/10)(c)(e)	Caa2	12.250	04/15/15	2,000	1,840,000
Park-Ohio Industries, Inc., Gtd. Notes	B3	8.125	04/01/21	2,550	2,454,375
Pinafore LLC, Sec’d. Notes, 144A	B1	9.000	10/01/18	2,000	2,120,000
RBS Global, Inc./Rexnord LLC,(d) Gtd. Notes	Caa1	8.500	05/01/18	5,525	5,580,250
Gtd. Notes	Caa2	11.750	08/01/16	815	857,787
RSC Equipment Rental, Inc., Gtd. Notes(d)	Caa1	8.250	02/01/21	2,875	2,680,938
Gtd. Notes	Caa1	10.250	11/15/19	2,050	2,106,375
Sr. Sec’d. Notes, 144A	B1	10.000	07/15/17	2,925	3,144,375
Sr. Unsec’d. Notes	Caa1	9.500	12/01/14	1,124	1,124,000
SPX Corp., Gtd. Notes, 144A	Ba1	6.875	09/01/17	3,475	3,622,687
Sr. Unsec’d. Notes	Ba1	7.625	12/15/14	5,345	5,759,238
Stena AB (Sweden), Sr. Unsec’d. Notes(a)	Ba3	7.000	12/01/16	229	212,970
Terex Corp., Sr. Sub. Notes(d)	B3	8.000	11/15/17	5,145	5,016,375
Trimas Corp., Sec’d. Notes	B2	9.750	12/15/17	1,875	2,015,625
United Rentals North America, Inc., Gtd. Notes(d)	Caa1	8.375	09/15/20	2,900	2,646,250
Gtd. Notes	B2	10.875	06/15/16	4,500	4,927,500
WireCo WorldGroup, Inc., Sr. Unsec’d. Notes, 144A	B2	9.750	05/15/17	9,750	10,018,125

					105,874,508

Chemicals 4.0%
CF Industries, Inc., Gtd. Notes	Ba1	6.875	05/01/18	3,275	3,713,031
Hexion U.S. Finance Corp.,(d) Sec’d. Notes	Caa1	9.000	11/15/20	12,175	10,622,687

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	21

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Sr. Sec’d. Notes	B3	8.875%	02/01/18	$850	$794,750
Huntsman International LLC, Gtd. Notes(d)	B1	5.500	06/30/16	2,100	2,023,875
Gtd. Notes	B3	8.625	03/15/21	625	652,344
Kinove German Bondco GmbH (Germany), Sr. Sec’d. Notes, 144A(a)	B2	9.625	06/15/18	3,970	3,811,200
Koppers, Inc., Gtd. Notes	B1	7.875	12/01/19	3,900	4,095,000
Lyondell Chemical Co., Sec’d. Notes	Ba3	11.000	05/01/18	9,050	10,102,062
Sr. Sec’d. Notes, 144A(d)	Ba1	8.000	11/01/17	2,399	2,656,893
Momentive Performance Materials, Inc., Sec’d. Notes	Caa1	9.000	01/15/21	3,250	2,778,750
Mosaic Global Holdings, Inc., Gtd. Notes	Baa2	7.300	01/15/28	100	119,571
Nexeo Solutions LLC, Sr. Sub. Notes, 144A	B3	8.375	03/01/18	4,400	4,543,000
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes(a)	Ba2	8.375	11/01/16	7,140	7,666,575
Rhodia SA (France), Sr. Unsec’d. Notes, 144A(a)	B1	6.875	09/15/20	4,650	5,428,875
Rockwood Specialties Group, Inc., Gtd. Notes	B1	7.500	11/15/14	900	913,500
Solutia, Inc., Gtd. Notes(d)	B1	7.875	03/15/20	3,900	4,153,500
Gtd. Notes	B1	8.750	11/01/17	625	664,063
TPC Group LLC, Sr. Sec’d. Notes, 144A	B1	8.250	10/01/17	3,575	3,664,375

					68,404,051

Consumer 2.3%
American Achievement Corp., Sec’d. Notes, 144A (original cost $3,292,500; purchased 10/21/10 - 04/06/11)(c)(d)(e)	B3	10.875	04/15/16	3,300	2,640,000

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Consumer (cont’d.)
Goodman Networks, Inc., Sr. Sec’d. Notes, 144A	B2	12.125%	07/01/18	$4,000	$3,940,000
Mac-Gray Corp., Gtd. Notes	B3	7.625	08/15/15	4,325	4,357,438
Phillips-Van Heusen Corp., Sr. Unsec’d. Notes	B2	7.375	05/15/20	995	1,042,262
Realogy Corp., Gtd. Notes	Caa3	12.000	04/15/17	338	270,164
Sealy Mattress Co., Sr. Sec’d. Notes, 144A	Ba3	10.875	04/15/16	3,718	4,052,620
Service Corp. International, Sr. Unsec’d. Notes	Ba3	7.000	06/15/17	2,225	2,325,125
Sr. Unsec’d. Notes	Ba3	7.000	05/15/19	3,000	3,067,500
Sr. Unsec’d. Notes	Ba3	8.000	11/15/21	700	745,500
Stewart Enterprises, Inc., Gtd. Notes	B1	6.500	04/15/19	4,825	4,692,312
Visant Corp., Gtd. Notes(d)	Caa1	10.000	10/01/17	11,800	11,505,000

					38,637,921

Electric 3.7%
AES Corp. (The), Sr. Notes, 144A(d)	B1	7.375	07/01/21	5,600	5,656,000
Sr. Unsec’d. Notes	B1	7.750	10/15/15	6,260	6,573,000
Sr. Unsec’d. Notes	B1	8.000	10/15/17	1,000	1,050,000
AES Eastern Energy LP, Pass-thru Certs., Ser. 99-A(d)	Caa2	9.000	01/02/17	3,533	2,119,701
Calpine Corp., 144A Sr. Sec’d. Notes	B1	7.250	10/15/17	300	303,750
Sr. Sec’d. Notes(d)	B1	7.500	02/15/21	11,650	11,766,500
Covanta Holding Corp., Sr. Unsec’d. Notes	Ba3	7.250	12/01/20	2,850	2,902,400
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.750	10/15/19	580	565,094
Sr. Sec’d. Notes	Caa3	10.000	01/15/20	650	652,516
Ipalco Enterprises, Inc., Sr. Sec’d. Notes, 144A	Ba1	7.250	04/01/16	55	58,947
Mirant Corp., 144A(c)	NR	7.400	07/15/49	2,675	2,675
Mirant Mid Atlantic LLC, Pass-thru Certs., Ser. A	Ba1	8.625	06/30/12	75	74,776

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	23

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Pass-thru Certs., Ser. B	Ba1	9.125%	06/30/17	$8,027	$8,227,232
North American Energy Alliance LLC, Sec’d. Notes, 144A (original cost $904,086; purchased 09/22/09)(c)(e)	Ba3	10.875	06/01/16	925	985,125
NRG Energy, Inc., Gtd. Notes(d)	B1	7.375	01/15/17	1,230	1,266,900
Gtd. Notes, 144A	B1	7.625	01/15/18	8,750	8,662,500
Gtd. Notes, 144A(d)	B1	7.625	05/15/19	1,125	1,096,875
Gtd. Notes(d)	B1	8.250	09/01/20	4,400	4,444,000
Reliant Energy Mid. Atlantic Power Holdings LLC, Pass-thru Certs., Ser. B(c)(d)	Ba1	9.237	07/02/17	3,228	3,276,059
RRI Energy, Inc., Sr. Unsec’d. Notes	B3	7.875	06/15/17	390	378,300
Sithe/Independence Funding Corp., Sr. Sec’d. Notes, Ser. A (original cost $2,538,071; purchased 12/22/08 - 05/28/10)(c)(e)	B2	9.000	12/30/13	2,738	3,041,986

					63,104,336

Energy - Other 5.8%
Chaparral Energy, Inc.,
Gtd. Notes	Caa1	8.250	09/01/21	3,425	3,270,875
Cie Generale de Geophysique-Veritas (France),(a)
Gtd. Notes	Ba3	7.750	05/15/17	699	702,495
Gtd. Notes	Ba3	9.500	05/15/16	3,535	3,720,588
Clayton Williams Energy, Inc., Gtd. Notes, 144A	Caa1	7.750	04/01/19	3,625	3,335,000
Denbury Resources, Inc., Gtd. Notes(d)	B1	6.375	08/15/21	4,360	4,272,800
Gtd. Notes(d)	B1	8.250	02/15/20	3,051	3,214,991
Gtd. Notes	B1	9.750	03/01/16	2,875	3,155,313
Forest Oil Corp., Gtd. Notes(d)	B1	7.250	06/15/19	5,545	5,489,550

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Harvest Operations Corp. (Canada), Gtd. Notes, 144A(a)	Ba1	6.875%	10/01/17	$7,975	$8,054,750
Key Energy Services, Inc., Gtd. Notes	B1	6.750	03/01/21	975	955,500
Linn Energy LLC, Gtd. Notes, 144A(d)	B2	6.500	05/15/19	6,475	6,183,625
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875	11/15/14	4,139	4,387,340
MEG Energy Corp. (Canada), Gtd. Notes, 144A(a)	B3	6.500	03/15/21	4,325	4,325,000
Newfield Exploration Co., Sr. Sub. Notes	Ba2	6.625	09/01/14	1,983	1,997,873
Sr. Sub. Notes	Ba2	6.625	04/15/16	750	768,750
Sr. Sub. Notes(d)	Ba2	6.875	02/01/20	1,500	1,552,500
Sr. Sub. Notes	Ba2	7.125	05/15/18	500	520,000
Parker Drilling Co., Gtd. Notes	B1	9.125	04/01/18	350	364,000
Petrohawk Energy Corp., Gtd. Notes	B3	7.250	08/15/18	1,750	2,040,937
Gtd. Notes	B3	7.875	06/01/15	3,420	3,693,600
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(a)(d)	B2	6.750	05/01/14	2,425	2,182,500
Pioneer Natural Resources Co., Gtd. Notes	Ba1	5.875	07/15/16	780	815,796
Sr. Unsec’d. Notes	Ba1	6.650	03/15/17	6,165	6,649,772
Sr. Unsec’d. Notes	Ba1	6.875	05/01/18	3,650	3,953,567
Sr. Unsec’d. Notes(d)	Ba1	7.500	01/15/20	3,725	4,173,430
Plains Exploration & Production Co., Gtd. Notes(d)	B1	6.625	05/01/21	1,575	1,580,906
Gtd. Notes(d)	B1	7.625	06/01/18	1,200	1,233,000
Gtd. Notes(d)	B1	7.750	06/15/15	1,385	1,426,550
Gtd. Notes	B1	10.000	03/01/16	2,100	2,320,500
Precision Drilling Corp. (Canada),(a) Gtd. Notes, 144A	Ba1	6.500	12/15/21	875	875,000

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	25

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy - Other (cont’d.)
Gtd. Notes	Ba1	6.625%	11/15/20	$2,000	$2,025,000
Range Resources Corp., Gtd. Notes(d)	Ba3	5.750	06/01/21	4,325	4,346,625
Gtd. Notes(d)	Ba3	6.750	08/01/20	2,300	2,409,250
Gtd. Notes	Ba3	7.500	10/01/17	1,460	1,543,950
Gtd. Notes	Ba3	8.000	05/15/19	1,150	1,250,625

					98,791,958

Foods 4.3%
ARAMARK Corp., Gtd. Notes	B3	8.500	02/01/15	8,305	8,574,913
Sr. Notes, PIK, 144A(d)	B3	8.625	05/01/16	4,275	4,285,687
Bi-Lo LLC, Sr. Sec’d. Notes, 144A(d)	B2	9.250	02/15/19	3,575	3,494,562
Blue Merger Sub, Inc., Gtd. Notes, 144A(d)	B3	7.625	02/15/19	4,500	4,466,250
Bumble Bee Acquisition Corp., Sr. Sec’d. Notes, 144A	B2	9.000	12/15/17	7,600	7,372,000
Cott Beverages, Inc., Gtd. Notes	B3	8.125	09/01/18	1,250	1,293,750
Darling International, Inc., Gtd. Notes	B2	8.500	12/15/18	1,600	1,732,000
Dave & Buster’s, Inc., Gtd. Notes	Caa1	11.000	06/01/18	1,525	1,586,000
Fiesta Restaurant Group, Sec’d. Notes, 144A	B2	8.875	08/15/16	4,000	3,970,000
Ingles Markets, Inc., Sr. Unsec’d. Notes	B1	8.875	05/15/17	4,875	5,070,000
JBS USA LLC, Sr. Unsec’d. Notes, 144A(d)	B1	7.250	06/01/21	4,850	4,407,438
Michael Foods, Inc., Gtd. Notes	Caa1	9.750	07/15/18	10,410	10,930,500
OSI Restaurant Partners LLC, Gtd. Notes(d)	Caa3	10.000	06/15/15	3,250	3,331,250
Pilgrim’s Pride Corp., Gtd. Notes, 144A	Caa1	7.875	12/15/18	575	488,750
Smithfield Foods, Inc., Sr. Sec’d. Notes	Ba2	10.000	07/15/14	4,955	5,599,150

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
Stater Brothers Holdings, Inc., Gtd. Notes, 144A	B2	7.375%	11/15/18	$775	$798,250
Gtd. Notes(d)	B2	7.750	04/15/15	550	565,125
SUPERVALU, Inc., Sr. Unsec’d. Notes(d)	B2	7.500	11/15/14	4,395	4,395,000

					72,360,625

Gaming 5.4%
Boyd Gaming Corp., Sr. Notes, 144A	Caa1	9.125	12/01/18	1,400	1,305,500
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes(d)	Caa3	12.750	04/15/18	7,475	6,596,687
CCM Merger, Inc., Notes, 144A (original cost $10,775,252; purchased 07/14/05 - 07/08/10)(c)(d)(e)	Caa3	8.000	08/01/13	11,885	11,528,450
Harrah’s Operating Co., Inc.,(d) Sec’d. Notes	CCC(f)	10.000	12/15/18	2,080	1,591,200
Sr. Sec’d. Notes	B3	11.250	06/01/17	7,190	7,747,225
Isle of Capri Casinos, Inc., Gtd. Notes	Caa1	7.000	03/01/14	750	721,875
Gtd. Notes, Ser. WI	B3	7.750	03/15/19	4,675	4,581,500
Marina District Finance Co., Inc., Sr. Sec’d. Notes	B2	9.500	10/15/15	5,025	4,874,250
Sr. Sec’d. Notes	B2	9.875	08/15/18	4,800	4,608,000
MGM Resorts International, Sr. Sec’d. Notes(d)	Ba3	9.000	03/15/20	3,165	3,378,637
Sr. Sec’d. Notes	Ba3	10.375	05/15/14	1,000	1,097,500
Sr. Sec’d. Notes(d)	Ba3	11.125	11/15/17	6,040	6,734,600
Sr. Sec’d. Notes	Ba3	13.000	11/15/13	10,559	12,103,254
MTR Gaming Group, Inc., Sec’d. Notes, 144A(d)	B3	11.500	08/01/19	3,600	2,916,000
Peninsula Gaming LLC, Gtd. Notes	Caa1	10.750	08/15/17	650	667,875
Sec’d. Notes(d)	Ba3	8.375	08/15/15	2,000	2,030,000

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	27

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming (cont’d.)
Pinnacle Entertainment, Inc., Gtd. Notes(d)	B1	8.625%	08/01/17	$2,415	$2,517,638
Scientific Games Corp., Gtd. Notes(d)	B1	8.125	09/15/18	1,375	1,388,750
Scientific Games International, Inc., Gtd. Notes	B1	9.250	06/15/19	3,800	3,914,000
Seminole Indian Tribe of Florida, Notes, 144A	Ba1	7.750	10/01/17	1,525	1,547,875
Station Casinos, Inc.,(c)(g) Sr. Sub. Notes	NR	6.500	02/01/14	2,930	293
Sr. Sub. Notes	NR	6.625	03/15/18	1,810	181
Sr. Sub. Notes	NR	6.875	03/01/16	65	7
Sr. Unsec’d. Notes	NR	6.000	04/01/12	134	13
SugarHouse HSP Gaming LP, Sec’d. Notes, 144A(d)	B3	8.625	04/15/16	3,575	3,557,125
Wynn Las Vegas LLC, First Mtge. Bonds(d)	Ba2	7.875	11/01/17	1,250	1,362,500
Yonkers Racing Corp., Sec’d. Notes, 144A (original cost $5,437,830; purchased 03/30/10 - 07/08/11)(c)(e)	B1	11.375	07/15/16	4,948	5,170,660

					91,941,595

Healthcare & Pharmaceutical 9.3%
Accellent, Inc.,(d) Gtd. Notes	Caa2	10.000	11/01/17	8,950	8,457,750
Sr. Sec’d. Notes	B1	8.375	02/01/17	3,975	3,950,156
Alliance Healthcare Services, Inc., Sr. Unsec’d. Notes(d)	B-(f)	8.000	12/01/16	9,606	7,828,890
Apria Healthcare Group, Inc.,(d) Sr. Sec’d. Notes	Ba3	11.250	11/01/14	2,995	2,950,075
Sr. Sec’d. Notes	B3	12.375	11/01/14	4,900	4,685,625
Biomet, Inc.,(d) Gtd. Notes	B3	10.000	10/15/17	1,000	1,047,500
Gtd. Notes, PIK	B3	10.375	10/15/17	6,420	6,773,100

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
Capella Healthcare, Inc., Gtd. Notes, 144A (original cost $6,597,322; purchased 06/21/10 - 08/04/11)(c)(e)	B3	9.250%	07/01/17	$6,435	$6,290,212
Community Health Systems, Inc., Gtd. Notes(d)	B3	8.875	07/15/15	3,685	3,735,669
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A (original cost $8,958,406; purchased 12/17/10 - 05/09/11)(a)(c)(e)	Caa1	10.500	12/15/18	8,675	7,894,250
DaVita, Inc., Gtd. Notes	B2	6.375	11/01/18	2,575	2,529,938
ENDO Pharmaceuticals Holdings, Inc., 144A Gtd. Notes	Ba3	7.000	07/15/19	1,400	1,417,500
Gtd. Notes(d)	Ba3	7.250	01/15/22	1,500	1,530,000
Examworks Group, Inc., Gtd. Notes, 144A	B3	9.000	07/15/19	1,575	1,484,438
Giant Funding Corp., Sr. Sec’d. Notes, 144A(d)	B3	8.250	02/01/18	6,025	6,025,000
HCA, Inc., Gtd. Notes(d)	B3	7.500	02/15/22	3,850	3,811,500
Sr. Sec’d. Notes	Ba3	6.500	02/15/20	7,425	7,508,531
Sr. Sec’d. Notes(d)	Ba3	7.250	09/15/20	1,025	1,053,187
Sr. Unsec’d. Notes	B3	5.750	03/15/14	2,575	2,549,250
Sr. Unsec’d. Notes	B3	6.375	01/15/15	10,925	10,733,813
Sr. Unsec’d. Notes	B3	7.500	11/15/95	2,850	2,208,750
Sr. Unsec’d. Notes, MTN	B3	9.000	12/15/14	4,000	4,130,000
HealthSouth Corp., Gtd. Notes	B2	7.250	10/01/18	6,450	6,466,125
Gtd. Notes(d)	B2	7.750	09/15/22	1,575	1,575,000
Ivd Acquisition Corp., Sr. Notes, 144A	Caa1	11.125	08/15/19	1,250	1,268,750
Kindred Healthcare, Inc., Sr. Notes, 144A	B3	8.250	06/01/19	8,050	7,164,500

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	29

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
LifePoint Hospitals, Inc., Gtd. Notes(d)	Ba1	6.625%	10/01/20	$750	$731,250
MedAssets, Inc., Gtd. Notes, 144A	B3	8.000	11/15/18	1,750	1,688,750
Mylan, Inc., Gtd. Notes, 144A(d)	Ba3	7.625	07/15/17	3,700	3,949,750
Radnet Management, Inc., Gtd. Notes	Caa1	10.375	04/01/18	3,150	3,110,625
Res-Care, Inc., Gtd. Notes	B-(f)	10.750	01/15/19	3,500	3,500,000
Skilled Healthcare Group, Inc., Gtd. Notes	Caa1	11.000	01/15/14	1,438	1,477,545
STHI Holding Corp., Sec’d. Notes, 144A	B2	8.000	03/15/18	150	142,500
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (original cost $5,784,453; purchased 06/21/07 - 01/18/11)(c)(e)	Caa1	10.000	07/15/17	6,575	6,525,687
Teleflex, Inc., Gtd. Notes	B1	6.875	06/01/19	1,450	1,439,125
Valeant Pharmaceuticals International, 144A, Gtd. Notes	Ba3	6.500	07/15/16	2,800	2,660,000
Gtd. Notes(d)	Ba3	6.750	10/01/17	1,500	1,395,000
Gtd. Notes(d)	Ba3	6.875	12/01/18	1,575	1,449,000
Gtd. Notes	Ba3	7.000	10/01/20	2,300	2,081,500
Warner Chilcott Co. LLC (Ireland), Gtd. Notes, 144A(a)	B3	7.750	09/15/18	12,650	12,428,625

					157,648,866

Lodging & Leisure 1.4%
Felcor Escrow Holdings LLC, Sr. Sec’d. Notes, 144A	B2	6.750	06/01/19	3,200	3,008,000
Felcor Lodging LP, Sr. Sec’d. Notes	B2	10.000	10/01/14	2,040	2,167,500
Host Hotels & Resorts LP, Gtd. Notes(d)	Ba1	6.000	11/01/20	4,850	4,716,625
Gtd. Notes	BB+(f)	6.875	11/01/14	740	755,725
Sr. Notes, 144A(d)	Ba1	5.875	06/15/19	2,175	2,115,188

See Notes to Financial Statements.

30	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Lodging & Leisure (cont’d.)
Host Marriott LP,
Gtd. Notes, Ser. O	Ba1	6.375%	03/15/15	$5,975	$6,064,625
Royal Caribbean Cruises Ltd. (Liberia),(a) Sr. Unsec’d. Notes	Ba2	7.250	03/15/18	3,025	3,047,687
Sr. Unsec’d. Notes(d)	Ba2	11.875	07/15/15	1,025	1,199,250

					23,074,600

Media & Entertainment 6.4%
AMC Entertainment, Inc., Gtd. Notes(d)	Caa1	8.000	03/01/14	4,415	4,282,550
Gtd. Notes	Caa1	9.750	12/01/20	8,350	8,057,750
AMC Networks, Inc., Gtd. Notes, 144A(d)	B2	7.750	07/15/21	4,200	4,347,000
Bonten Media Acquisition Co., Gtd. Notes, PIK, 144A	Caa3	9.000	06/01/15	577	440,158
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Gtd. Notes(d)	B2	9.125	08/01/18	3,325	3,507,875
Cengage Learning Acquisitions, Inc., Gtd. Notes, 144A	Caa2	10.500	01/15/15	4,250	3,272,500
Clear Channel Communications, Inc., Gtd. Notes	Ca	10.750	08/01/16	1,625	1,129,375
Sr. Sec’d. Notes	Caa1	9.000	03/01/21	1,575	1,267,875
Sr. Unsec’d. Notes	Ca	5.500	12/15/16	4,350	2,120,625
Sr. Unsec’d. Notes	Ca	6.875	06/15/18	550	273,625
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, Ser. B	B2	9.250	12/15/17	1,300	1,391,000
Gtd. Notes(d)	B2	9.250	12/15/17	2,300	2,438,000
CMP Susquehanna Corp., Gtd. Notes(c)	Caa3	9.875	05/15/14	2,150	1,870,500
Cumulus Media, Inc., Sr. Notes, 144A(d)	B3	7.750	05/01/19	2,525	2,215,687
Intelsat Jackson Holdings SA (Luxembourg),(a) Gtd. Notes, 144A(d)	B3	7.250	04/01/19	3,425	3,305,125
Gtd. Notes, 144A(d)	B3	7.500	04/01/21	3,375	3,265,313

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	31

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Gtd. Notes(d)	B3	8.500%	11/01/19	$3,450	$3,579,375
Gtd. Notes	Caa2	11.250	06/15/16	2,000	2,090,000
Intelsat Luxembourg SA (Luxembourg), PIK(a) Gtd. Notes, 144A	Caa3	11.500	02/04/17	7,725	7,502,906
Intelsat Bermuda, Gtd. Notes(a)(d)	Caa3	11.250	02/04/17	9,250	8,972,500
Gtd. Notes	Caa3	11.500	02/04/17	1,000	971,250
Lamar Media Corp., Gtd. Notes	Ba3	9.750	04/01/14	5,308	5,918,420
LIN Television Corp., Gtd. Notes(d)	B3	6.500	05/15/13	1,385	1,343,450
Gtd. Notes, Ser. B	B3	6.500	05/15/13	3,000	2,910,000
Morris Publishing Group LLC, Sec’d. Notes	NR	10.000	09/01/14	425	374,770
Nielsen Finance LLC / Nielsen Finance Co., Gtd. Notes	B2	7.750	10/15/18	4,125	4,259,062
Gtd. Notes	B2	11.625	02/01/14	2,600	2,944,500
Salem Communications Corp., Sec’d. Notes	B2	9.625	12/15/16	2,507	2,547,739
Sinclair Television Group, Inc., Sec’d. Notes, 144A	Ba3	9.250	11/01/17	4,125	4,393,125
SSI Investments II/SSI Co.-Issuer LLC, Gtd. Notes	Caa1	11.125	06/01/18	4,151	4,358,550
Universal City Development Partners Ltd., Gtd. Notes	Baa2	8.875	11/15/15	114	125,685
Univision Communications, Inc., Gtd. Notes, 144A(d)	Caa2	8.500	05/15/21	775	662,625
Vail Resorts, Inc., Sr. Sub. Notes, 144A(d)	Ba3	6.500	05/01/19	1,650	1,650,000
WMG Acquisition Corp., Sr. Sec’d. Notes	Ba2	9.500	06/15/16	4,625	4,717,500
WMG Finance Corp., 144A, Gtd. Notes	B3	11.500	10/01/18	4,650	4,231,500
Sr. Sec’d. Notes	Ba2	9.500	06/15/16	1,900	1,938,000

					108,675,915

See Notes to Financial Statements.

32	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals 3.3%
Arch Coal, Inc.,(d) Gtd. Notes, 144A	B1	7.000%	06/15/19	$325	$320,125
Gtd. Notes, 144A	B1	7.250	06/15/21	2,550	2,511,750
Gtd. Notes	B1	8.750	08/01/16	1,400	1,508,500
Blaze Recycling & Metals LLC/Blaze Finance Corp., Sr. Sec’d. Notes, Ser. AI, 144A(c)	NR	13.000	07/15/12	46	33,167
Calcipar SA (Luxembourg), Sr. Sec’d. Notes, 144A (original cost $4,977,625; purchased 04/18/11 - 04/29/11)(a)(c)(e)	B1	6.875	05/01/18	4,900	4,642,750
FMG Resources (August 2006) Pty Ltd. (Australia), 144A(a) Gtd. Notes	B1	6.375	02/01/16	1,000	972,500
Gtd. Notes	B1	6.875	02/01/18	2,625	2,598,750
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Baa3	8.375	04/01/17	3,130	3,376,487
JMC Steel Group, Sr. Notes, 144A (original cost $5,100,000; purchased 03/04/11)(c)(e)	B3	8.250	03/15/18	5,100	4,985,250
Metals USA, Inc., Sr. Sec’d. Notes	B3	11.125	12/01/15	8,917	9,206,803
Novelis, Inc. (Canada),(a) Gtd. Notes	B2	8.375	12/15/17	1,000	1,032,500
Gtd. Notes(d)	B2	8.750	12/15/20	10,525	11,077,562
Penn Virginia Resource Partners LP, Gtd. Notes	B2	8.250	04/15/18	1,150	1,121,250
Rain CII Carbon LLC and CII Carbon Corp., Sec’d. Notes, 144A(c)	B1	8.000	12/01/18	2,400	2,400,000
Steel Dynamics, Inc., Gtd. Notes	Ba2	7.375	11/01/12	2,200	2,249,500
Thompson Creek Metals Co., Inc. (Canada), Gtd. Notes, 144A(a)	B3	7.375	06/01/18	3,750	3,421,875

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	33

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes, 144A	Caa2	10.750%	02/01/18	$5,075	$5,125,750

					56,584,519

Non-Captive Finance 5.5%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A	B3	11.000	02/01/19	3,150	2,968,875
Ally Financial, Inc., Gtd. Notes(d)	B1	8.300	02/12/15	1,000	1,050,000
American General Finance Corp., MTN Sr. Unsec’d. Notes, Ser. H	B3	5.375	10/01/12	7,475	7,288,125
Sr. Unsec’d. Notes, Ser. I	B3	5.400	12/01/15	3,900	3,315,000
CIT Group, Inc., Sec’d. Notes, 144A	B2	5.250	04/01/14	800	774,000
Sec’d. Notes(d)	B2	7.000	05/01/14	1,606	1,614,026
Sec’d. Notes, 144A	B2	7.000	05/04/15	1,125	1,119,375
Sec’d. Notes, 144A	B2	7.000	05/02/16	10,041	9,990,795
Sec’d. Notes, 144A	B2	7.000	05/02/17	15,662	15,466,225
Community Choice Financial, Inc., Sr. Sec’d. Notes, 144A	B3	10.750	05/01/19	2,300	2,346,000
GMAC, Inc., Gtd. Notes	B1	6.625	05/15/12	3,400	3,434,000
Gtd. Notes, Ser. 8(d)	B1	6.750	12/01/14	4,250	4,260,625
Gtd. Notes(d)	B1	6.875	08/28/12	3,575	3,646,500
International Lease Finance Corp., Sr. Sec’d. Notes, 144A	Ba3	6.500	09/01/14	2,425	2,461,375
Sr. Sec’d. Notes, 144A	Ba3	6.750	09/01/16	3,600	3,636,000
Sr. Sec’d. Notes, 144A	Ba3	7.125	09/01/18	325	328,250
Sr. Unsec’d. Notes(d)	B1	5.750	05/15/16	1,050	967,694
Sr. Unsec’d. Notes	B1	6.250	05/15/19	3,525	3,190,270
Sr. Unsec’d. Notes, MTN	B1	6.375	03/25/13	2,500	2,468,750
Sr. Unsec’d. Notes, MTN	B1	6.625	11/15/13	1,000	975,000
Sr. Unsec’d. Notes(d)	B1	8.250	12/15/20	1,000	1,017,500
Sr. Unsec’d. Notes(d)	B1	8.750	03/15/17	1,225	1,258,687

See Notes to Financial Statements.

34	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
KKR Group Finance Co., Gtd. Notes, 144A	A-(f)	6.375%	09/29/20	$8,200	$8,724,423
SLM Corp., Sr. Unsec’d. Notes, MTN(d)	Ba1	8.000	03/25/20	1,200	1,233,037
Speedy Cash, Inc., Sr. Sec’d. Notes, 144A	B3	10.750	05/15/18	850	850,000
Springleaf Finance Corp., MTN Sr. Unsec’d. Notes	B3	5.850	06/01/13	3,000	2,880,000
Sr. Unsec’d. Notes	B3	6.900	12/15/17	6,000	5,070,000

					92,334,532

Packaging 2.5%
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A (original cost $6,117,813; purchased 09/30/10 - 11/19/10)(a)(c)(d)(e)	B3	9.125	10/15/20	5,950	5,741,750
Berry Plastics Corp., Sec’d. Notes(b)	Caa1	4.122	09/15/14	1,975	1,718,250
Sec’d. Notes(d)	Caa1	9.750	01/15/21	3,775	3,501,312
BWAY Holding Co., Gtd. Notes	B3	10.000	06/15/18	850	901,000
Bway Parent Co., Inc., Sr. Unsec’d. Notes, PIK	Caa1	10.125	11/01/15	3,616	3,453,669
Exopack Holding Corp., Gtd. Notes, 144A	Caa1	10.000	06/01/18	3,425	3,373,625
Graham Packaging Co. LP, Gtd. Notes	Caa1	8.250	01/01/17	2,335	2,358,350
Gtd. Notes	Caa1	8.250	10/01/18	600	604,500
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750	02/01/17	3,200	3,256,000
Plastipak Holdings, Inc., 144A(c) Gtd. Notes (original cost $1,811,250; purchased 03/31/10 - 05/21/10)(d)(e)	B3	8.500	12/15/15	1,800	1,809,000

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	35

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Packaging (cont’d.)
Sr. Notes (original cost $1,544,276; purchased 07/23/09)(e)	B3	10.625%	08/15/19	$1,580	$1,690,600
Reynolds Group Issuer, Inc., 144A Gtd. Notes(d)	Caa1	8.250	02/15/21	3,600	3,033,000
Sr. Sec’d. Notes(d)	Ba3	6.875	02/15/21	725	674,250
Sr. Sec’d. Notes(d)	Ba3	7.875	08/15/19	2,500	2,475,000
Sr. Sec’d. Notes(d)	Ba3	8.750	10/15/16	2,850	2,914,125
Sr. Unsec’d. Notes	Caa1	9.875	08/15/19	4,850	4,559,000

					42,063,431

Paper 1.3%
Cascades, Inc. (Canada),(a) Gtd. Notes	Ba3	7.750	12/15/17	2,392	2,320,240
Gtd. Notes	Ba3	7.875	01/15/20	600	577,500
Domtar Corp., Gtd. Notes, Ser. GLOB	Baa3	7.125	08/15/15	313	344,300
Gtd. Notes	Baa3	10.750	06/01/17	800	996,000
Graphic Packaging International, Inc., Gtd. Notes	B2	7.875	10/01/18	1,500	1,575,000
Gtd. Notes	B2	9.500	06/15/17	3,420	3,719,250
Longview Fibre Paper & Packaging, Inc., Sr. Sec’d. Notes, 144A (original cost $453,235; purchased 05/17/11 - 06/29/11)(c)(e)	B2	8.000	06/01/16	455	450,450
NewPage Corp., Sr. Sec’d. Notes(d)(g)	D(f)	11.375	12/31/14	3,055	2,688,400
P.H. Glatfelter Co., Gtd. Notes	Ba2	7.125	05/01/16	1,650	1,674,750
Rock-Tenn Co., Gtd. Notes	Ba2	9.250	03/15/16	1,500	1,575,000
Sappi Papier Holding GmbH (Austria), Sr. Sec’d. Notes, 144A(a)(d)	Ba2	6.625	04/15/21	1,600	1,424,000

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Paper (cont’d.)
Sino-Forest Corp. (Canada),(a) Gtd. Notes, 144A	Caa1	6.250%	10/21/17	$335	$97,150
Gtd. Notes, RegS	Caa1	6.250	10/21/17	680	197,200
Smurfit Capital Funding PLC (Ireland), Gtd. Notes(a)	Ba2	7.500	11/20/25	100	96,250
Verso Paper, Inc., Sec’d. Notes(d)	B2	8.750	02/01/19	1,725	1,375,687
Sr. Sec’d. Notes	Ba2	11.500	07/01/14	2,248	2,382,880

					21,494,057

Pipelines & Other 1.8%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	Ba3	6.500	05/20/21	2,100	2,058,000
El Paso Corp., MTN Sr. Unsec’d. Notes, Ser. G	Ba3	7.800	08/01/31	750	842,293
Sr. Unsec’d. Notes, Ser. G	Ba3	8.050	10/15/30	110	124,280
Energy Transfer Equity LP, Sr. Sec’d. Notes	Ba2	7.500	10/15/20	3,650	3,741,250
Ferrellgas Partners LP, Sr. Unsec’d. Notes	B2	8.625	06/15/20	3,005	2,989,975
Inergy LP/Inergy Finance Corp., Gtd. Notes	Ba3	7.000	10/01/18	1,258	1,223,405
Markwest Energy Partners LP, Gtd. Notes(d)	Ba3	6.500	08/15/21	5,725	5,839,500
Southern Natural Gas Co., Sr. Unsec’d. Notes	Baa3	8.000	03/01/32	29	37,113
Targa Resources Partners LP, Gtd. Notes, 144A	B1	6.875	02/01/21	7,850	7,771,500
Gtd. Notes	B1	7.875	10/15/18	3,375	3,543,750
Gtd. Notes	B1	8.250	07/01/16	1,725	1,802,625

					29,973,691

Real Estate Investment Trusts 1.8%
AVIV Healthcare Properties LP/AVIV Healthcare Capital Corp., Gtd. Notes	B1	7.750	02/15/19	5,775	5,746,125
Cnl Lifestyle Properties, Inc., Gtd. Notes	Ba3	7.250	04/15/19	6,400	5,536,000

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	37

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (cont’d.)
Forest City Enterprises, Inc., Sr. Unsec’d. Notes	B3	6.500%	02/01/17	$150	$138,375
Kennedy-Wilson, Inc., Gtd. Notes, 144A	B1	8.750	04/01/19	3,750	3,585,938
Omega Healthcare Investors, Inc., Gtd. Notes(d)	Ba2	6.750	10/15/22	1,500	1,440,000
Gtd. Notes	Ba2	7.000	01/15/16	2,927	2,992,857
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Baa3	6.750	04/15/20	300	334,140
Sr. Unsec’d. Notes	Baa3	8.625	01/15/12	10,473	10,707,145

					30,480,580

Retailers 1.4%
Burlington Coat Factory Warehouse Corp., Gtd. Notes, 144A(d)	Caa1	10.000	02/15/19	2,500	2,331,250
Pantry, Inc. (The), Gtd. Notes	Caa1	7.750	02/15/14	6,760	6,692,400
QVC, Inc., 144A Sr. Sec’d. Notes	Ba2	7.125	04/15/17	2,490	2,602,050
Sr. Sec’d. Notes	Ba2	7.375	10/15/20	1,325	1,424,375
Rite Aid Corp., Sec’d. Notes(d)	Caa2	7.500	03/01/17	1,025	996,813
Sr. Sec’d. Notes	B3	9.750	06/12/16	850	912,687
Susser Holdings LLC, Gtd. Notes	B2	8.500	05/15/16	3,700	3,866,500
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes	Ba1	8.500	12/01/17	4,480	4,569,600

					23,395,675

Technology 11.3%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes(d)	Ba3	7.750	08/01/20	1,475	1,497,125
Sr. Unsec’d. Notes	Ba3	8.125	12/15/17	3,150	3,236,625
Avaya, Inc., Gtd. Notes	Caa2	9.750	11/01/15	5,400	4,590,000

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Gtd. Notes, PIK	Caa2	10.125%	11/01/15	$3,800	$3,282,250
Sr. Sec’d. Notes, 144A(d)	B1	7.000	04/01/19	850	765,000
Buccaneer Merger Sub, Inc., Sr. Notes, 144A	Caa1	9.125	01/15/19	6,620	6,620,000
CDW Escrow Corp., Gtd. Notes, 144A	Caa1	8.500	04/01/19	10,200	9,460,500
CDW Finance Corp., Gtd. Notes	Caa1	11.000	10/12/15	195	198,900
Gtd. Notes	CCC+(f)	12.535	10/12/17	10,400	10,400,000
Commscope, Inc., Gtd. Notes, 144A(d)	B3	8.250	01/15/19	6,500	6,435,000
CoreLogic, Inc., Gtd. Notes, 144A	Ba3	7.250	06/01/21	4,575	4,163,250
DuPont Fabros Technology LP, Gtd. Notes	Ba2	8.500	12/15/17	5,150	5,433,250
First Data Corp., Gtd. Notes(d)	Caa1	9.875	09/24/15	395	361,425
Gtd. Notes, 144A	Caa1	12.625	01/15/21	10,140	9,582,300
Sr. Sec’d. Notes, 144A(d)	B1	7.375	06/15/19	825	775,500
Freescale Semiconductor, Inc., Gtd. Notes(d)	Caa2	8.050	02/01/20	4,320	4,125,600
Gtd. Notes(d)	Caa2	10.125	12/15/16	6,935	7,247,075
Sr. Sec’d. Notes, 144A	B1	9.250	04/15/18	5,600	5,894,000
Interactive Data Corp., Gtd. Notes	Caa1	10.250	08/01/18	11,079	11,965,320
Lender Processing Services, Inc., Gtd. Notes(d)	Ba2	8.125	07/01/16	1,685	1,609,175
Nortel Networks Ltd. (Canada),(a) Gtd. Notes(m)	NR	5.344	07/15/11	3,000	3,120,000
Gtd. Notes(d)(g)	NR	10.125	07/15/13	7,600	8,436,000
Gtd. Notes(d)(g)	NR	10.750	07/15/16	14,790	16,564,800
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, 144A(a)	B2	9.750	08/01/18	10,281	10,820,753
Seagate HDD Cayman (Cayman Islands), 144A(a) Gtd. Notes(d)	Ba1	7.000	11/01/21	1,250	1,181,250

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	39

Portfolio of Investments

as of August 31, 2011 continued

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Gtd. Notes	Ba1	7.750%	12/15/18	$1,450	$1,439,125
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes(a)(d)	Ba1	6.375	10/01/11	236	236,675
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A(a)	Baa3	10.000	05/01/14	8,113	9,045,995
Sensata Technologies BV (Netherlands), Sec’d. Notes, 144A(a)	B3	6.500	05/15/19	1,075	1,034,687
Spansion LLC, Gtd. Notes, 144A	B3	7.875	11/15/17	1,750	1,785,000
SunGard Data Systems, Inc., Gtd. Notes(d)	Caa1	10.250	08/15/15	13,650	13,923,000
Gtd. Notes	Caa1	10.625	05/15/15	9,990	10,589,400
TransUnion LLC, Gtd. Notes(d)	B3	11.375	06/15/18	7,450	8,250,875
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba1	12.750	10/15/14	1,412	1,581,440
Sr. Unsec’d. Notes	B2	12.500	01/15/16	4,321	4,558,655

					190,209,950

Telecommunications 4.1%
Brightstar Corp., Gtd. Notes, 144A	B1	9.500	12/01/16	2,900	2,987,000
Clearwire Communications LLC, 144A(d) Sr. Sec’d. Notes	B2	12.000	12/01/15	2,075	1,950,500
Sr. Sec’d. Notes	B2	12.000	12/01/15	12,165	11,495,925
Cricket Communications, Inc., Sr. Notes, 144A	B3	7.750	10/15/20	150	132,750
Frontier Communications Corp., Sr. Unsec’d. Notes	Ba2	8.250	04/15/17	1,550	1,612,000
Sr. Unsec’d. Notes(d)	Ba2	8.500	04/15/20	2,425	2,540,187
Sr. Unsec’d. Notes(d)	Ba2	8.750	04/15/22	3,750	3,843,750

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Description	Moody’s Ratings*† (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Escrow, Inc., Sr. Unsec’d. Notes, 144A(d)	Caa1	8.125%	07/01/19	$1,125	$1,068,750
Level 3 Financing, Inc., Gtd. Notes(d)	Caa1	9.250	11/01/14	1,786	1,808,325
Gtd. Notes, 144A	Caa1	9.375	04/01/19	500	490,000
MetroPCS Wireless, Inc., Gtd. Notes(d)	B2	7.875	09/01/18	800	811,000
Nextel Communications, Inc., Gtd. Notes, Ser. D	Ba3	7.375	08/01/15	425	418,094
NII Capital Corp., Gtd. Notes(d)	B2	7.625	04/01/21	1,650	1,683,000
Qwest Communications International, Inc., Gtd. Notes, Ser. B	Baa3	7.500	02/15/14	1,200	1,215,000
Qwest Corp., Sr. Unsec’d. Notes	Baa3	7.625	06/15/15	1,545	1,718,813
SBA Telecommunications, Inc., Gtd. Notes	B1	8.000	08/15/16	1,690	1,778,725
Gtd. Notes	B1	8.250	08/15/19	1,040	1,099,800
Sprint Capital Corp., Gtd. Notes	B1	6.875	11/15/28	1,500	1,342,500
Gtd. Notes(d)	B1	6.900	05/01/19	2,775	2,733,375
Sprint Nextel Corp., Sr. Unsec’d. Notes(d)	B1	6.000	12/01/16	4,365	4,201,313
Wind Acquisition Finance SA (Luxembourg), 144A(a) Sec’d. Notes(d)	B2	11.750	07/15/17	6,250	6,484,375
Sr. Sec’d. Notes(d)	Ba2	7.250	02/15/18	4,175	3,914,062
Sr. Sec’d. Notes, PIK,	B3	12.250	07/15/17	4,465	4,464,904
Windstream Corp., Gtd. Notes	Ba3	7.500	04/01/23	5,825	5,635,687
Gtd. Notes	Ba3	7.750	10/15/20	2,325	2,371,500
Gtd. Notes	Ba3	7.875	11/01/17	1,110	1,166,888

					68,968,223

Total corporate bonds					1,541,657,946

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	41

Portfolio of Investments

as of August 31, 2011 continued

Description		Shares	Value (Note 1)

COMMON STOCKS 0.1%
Adelphia Recovery Trust(c)(h)		2,000,000	$2,000
CenturyLink, Inc.		4,018	145,251
Dex One Corp.(d)(h)		149,207	211,874
GenOn Energy, Inc.(h)		9,307	28,293
Peachtree Cable Assoc. Ltd.(c)(h)		31,559	315
Sprint Nextel Corp.(h)		28,675	107,818
WKI Holding Co., Inc.(c)(h)		6,031	117,665
Xerox Corp.		169,797	1,409,315

Total common stocks			2,022,531

PREFERRED STOCKS(h) 0.4%

Banking 0.2%
Citigroup Capital XIII (Capital Security, fixed to floating preferred), 7.875%		153,000	3,984,120

Building Materials & Construction
New Millenium Homes LLC (cost $0; purchased 05/27/98)(c)(e)(i)		2,000	132,000

Cable
Escrow Pfd Adelphia(c)		20,000	20

Gaming 0.2%
Las Vegas Sands Corp., Ser. A, 10.000%		30,000	3,331,875

Total preferred stocks			7,448,015

	Expiration Date	Units
WARRANTS(h)

Chemicals
Hercules, Inc.	03/31/29	230	6,005

Media & Entertainment
MediaNews Group, Inc. (cost $0; purchased 07/06/11)(c)(e)	03/19/17	6,854	69

Paper
Smurfit Kappa Group PLC (Ireland), 144A(c)	10/01/13	275	11,314

See Notes to Financial Statements.

42	Visit our website at www.prudentialfunds.com

Description	Expiration Date	Units	Value (Note 1)

WARRANTS(h) (Continued)

Telecommunications
Hawaiian Telcom Holdco, Inc.	10/28/15	6,958	$55,664

Total warrants			73,052

Total long-term investments (cost $1,656,949,927)			1,635,845,483

		Shares

SHORT-TERM INVESTMENTS 23.3%

Affiliated Mutual Funds
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund(j)		44,925	399,381
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $392,844,807; includes $366,621,723 of cash collateral received for securities on loan)(j)(k)		392,844,807	392,844,807

Total short-term investments (cost $393,282,555)			393,244,188

Total Investments(l) 120.1% (cost $2,050,232,482; Note 5)			2,029,089,671
Liabilities in excess of other assets(n) (20.1%)			(339,788,697)

Net Assets 100.0%			$1,689,300,974

The following abbreviations are used in portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

CLO—Collateralized Loan Obligation

LLC—Limited Liability Company

LP—Limited Partnership

MTN—Medium Term Note

NR—Not Rated by Moody’s or Standard & Poor’s

PIK—Payment-in-Kind

PLC—Public Limited Company

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	43

Portfolio of Investments

as of August 31, 2011 continued

*	The Fund’s current Statement of Additional Information contains a description of Moody’s and Standard & Poor’s ratings.
†	The ratings reflected are as of August 31, 2011. Ratings of certain bonds may have changed subsequent to that date.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	US$ denominated foreign securities.
(b)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2011.
(c)	Indicates a security that has been deemed illiquid.
(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $361,182,419; cash collateral of $366,621,723 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(e)	Indicates a restricted security; the aggregate original cost of such securities is $76,097,379. The aggregate value of $75,196,989 is approximately 4.5% of net assets.
(f)	Standard & Poor’s Rating.
(g)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(h)	Non-income producing security.
(i)	Consists of more than one class of securities traded together as a unit; generally bonds with attached stocks or warrants.
(j)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(l)	As of August 31, 2011, 14 securities representing $12,774,333 and 0.8% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.
(m)	Security is post-maturity; represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(n)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at August 31, 2011:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Deutsche Bank AG	09/20/13	$2,845	1.000%	Masco Corp., 6.125%, 10/03/16	$77,645	$55,270	$22,375
JPMorgan Chase Bank	12/20/13	5,000	3.350	Seagate Technology HDD Holdings, 6.800%, 10/01/16	(105,628)	950	(106,578)

					$(27,983)	$56,220	$(84,203)

See Notes to Financial Statements.

44	Visit our website at www.prudentialfunds.com

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/ Obligation	Implied Credit Spread at August 31, 2011(4)	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Sell Protection(2):
Deutsche Bank AG	12/20/14	$6,000	5.000%	Ford Motor Co., 6.500%, 08/01/18	2.906%	$454,253	$(783,333)	$1,237,586
Goldman Sachs International	03/20/16	1,850	4.100	NRG Energy, Inc., 7.250%, 02/01/14	5.309	(72,015)	—	(72,015)

						$382,238	$(783,333)	$1,165,571

#	Notional amount is shown in U.S. dollars unless otherwise stated.

The Fund entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	45

Portfolio of Investments

as of August 31, 2011 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates, and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset Backed Securities	$—	$—	$12,690,832
Bank Loans	—	33,815,109	38,137,998
Corporate Bonds	—	1,539,751,604	1,906,342
Common Stocks	1,902,551	—	119,980
Preferred Stocks	7,315,995	—	132,020
Warrants	55,664	11,314	6,074
Affiliated Mutual Funds	393,244,188	—	—
Other Financial Instruments*
Credit Default Swap Agreements	—	1,081,368	—

Total	$402,518,398	$1,574,659,395	$52,993,246

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset Backed Securities	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 08/31/10	$4,651,807	$15,776,082	$2,926	$165,986	$474,020	$7,736
Realized gain (loss)	126,226	166,297	(2,445,438)	(239)	—	—
Change in unrealized appreciation (depreciation)**	6,645,627	(338,707)	3,586,245	(45,767)	(342,000)	(1,662)
Purchases	1,268,987	20,459,292	—	—	—	—
Sales	(7,143,494)	(8,877,231)	(4,391)	—	—	—
Accrued discount/premium	516,048	48,265	708	—	—	—
Transfers into Level 3	6,625,631	10,904,000	766,292	—	—	—
Transfers out of Level 3	—	—	—	—	—	—

Balance as of 08/31/11	$12,690,832	$38,137,998	$1,906,342	$119,980	$132,020	$6,074

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	Of which, $4,331,382, was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, there were 3 Asset Backed Securities and 3 Bank Loans transferred into Level 3 as a result of using a single broker quote and 2 Corporate Bonds transferred into Level 3 as a result of the securities being fair valued in accordance with the Board of Trustee’s approval.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2011 were as follows:

Affiliated Mutual Funds (including 21.7% of collateral received for securities on loan)	23.3%
Technology	12.6
Healthcare & Pharmaceutical	10.3
Capital Goods	6.4
Media & Entertainment	6.4
Gaming	5.9
Energy—Other	5.8
Non-Captive Finance	5.5
Foods	4.3
Telecommunications	4.2
Chemicals	4.0

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	47

Portfolio of Investments

as of August 31, 2011 continued

Industry (cont’d.)
Electric	4.0%
Cable	3.9
Metals	3.3
Consumer	2.7
Packaging	2.5
Automotive	2.3
Aerospace & Defense	2.0
Pipelines & Other	1.8
Real Estate Investment Trusts	1.8
Lodging & Leisure	1.4
Retailers	1.4
Banking	1.3
Paper	1.3
Building Materials & Construction	0.9
Asset Backed Securities	0.7
Common Stocks	0.1

120.1
Liabilities in excess of other assets	(20.1)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk and equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2011 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swap agreements	$1,259,961	Unrealized depreciation on swap agreements	$178,593
Credit contracts	Premium paid for swap agreements	56,220	Premium received for swap agreements	783,333
Equity contracts	Unaffiliated investments	73,052	—	—

Total		$1,389,233		$961,926

See Notes to Financial Statements.

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The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2011 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$(957,226)	$(957,226)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants	Swaps	Total
Credit contracts	$—	$1,210,546	$1,210,546
Equity contracts	22,589	—	22,589

Total	$22,589	$1,210,546	$1,233,135

For the year ended August 31, 2011, the Portfolio’s average notional amount for credit default swaps as buyer was $11,845,000 and the average notional amount for credit default swaps as writer was $7,850,000.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	49

Statement of Assets and Liabilities

as of August 31, 2011

Assets
Investments at value, including securities on loan of $361,182,419:
Unaffiliated investments (cost $1,656,949,927)	$1,635,845,483
Affiliated investments (cost $393,282,555)	393,244,188
Dividends and interest receivable	33,167,099
Receivable for Fund shares sold	11,357,145
Receivable for investments sold	11,230,340
Unrealized appreciation on swap agreements	1,259,961
Premium paid for swap agreements	56,220
Prepaid expenses	33,919

Total assets	2,086,194,355

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	366,621,723
Payable for investments purchased	12,735,765
Dividends payable	10,705,475
Payable for Fund shares reacquired	3,317,074
Payable to custodian	838,327
Premium received for swap agreements	783,333
Management fee payable	668,030
Distribution fee payable	431,125
Accrued expenses	394,498
Unrealized depreciation on swap agreements	178,593
Affiliated transfer agent fee payable	165,157
Deferred trustees’ fees	54,281

Total liabilities	396,893,381

Net Assets	$1,689,300,974

Net assets were comprised of:
Common stock, at par	$3,161,926
Paid-in capital in excess of par	1,846,571,537

1,849,733,463
Undistributed net investment income	5,538,674
Accumulated net realized loss on investment and foreign currency transactions	(145,910,159)
Net unrealized depreciation on investments	(20,061,004)

Net assets, August 31, 2011	$1,689,300,974

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($1,078,116,631 ÷ 201,855,029 shares of common stock issued and outstanding)	$5.34
Maximum sales charge (4.50% of offering price)	0.25

Maximum offering price to public	$5.59

Class B
Net asset value, offering price and redemption price per share ($115,161,899 ÷ 21,585,611 shares of common stock issued and outstanding)	$5.34

Class C
Net asset value, offering price and redemption price per share ($136,176,967 ÷ 25,530,851 shares of common stock issued and outstanding)	$5.33

Class L
Net asset value, offering price and redemption price per share ($3,215,465 ÷ 601,564 shares of common stock issued and outstanding)	$5.35

Class M
Net asset value, offering price and redemption price per share ($844,756 ÷ 158,138 shares of common stock issued and outstanding)	$5.34

Class R
Net asset value, offering price and redemption price per share ($20,630,056 ÷ 3,863,214 shares of common stock issued and outstanding)	$5.34

Class X
Net asset value, offering price and redemption price per share ($459,171 ÷ 86,041 shares of common stock issued and outstanding)	$5.34

Class Z
Net asset value, offering price and redemption price per share ($334,696,029 ÷ 62,512,198 shares of common stock issued and outstanding)	$5.35

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	51

Statement of Operations

Year Ended August 31, 2011

Net Investment Income
Income
Unaffiliated interest income	$137,226,008
Affiliated income from securities loaned, net	745,900
Unaffiliated dividend income	587,713
Affiliated dividend income	153,920

Total income	138,713,541

Expenses
Management fee	7,921,748
Distribution fee—Class A	2,869,403
Distribution fee—Class B	814,338
Distribution fee—Class C	1,226,743
Distribution fee—Class L	18,618
Distribution fee—Class M	24,926
Distribution fee—Class R	80,777
Distribution fee—Class X	7,658
Transfer agent’s fees and expenses (including affiliated expense of $884,500) (Note 3)	2,141,000
Custodian’s fees and expenses	260,000
Registration fees	170,000
Reports to shareholders	122,000
Legal fees and expenses	58,000
Directors’ fees	54,000
Insurance	36,000
Audit fee	33,000
Miscellaneous	32,607

Total expenses	15,870,818

Net investment income	122,842,723

Realized And Unrealized Gain (Loss) On Investment And Swap Agreements
Net realized gain (loss) on:
Investment transactions	54,157,532
Swap agreement transactions	(957,226)

53,200,306

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $2,606)	(51,068,548)
Swap agreements	1,210,546

(49,858,002)

Net gain on investment transactions	3,342,304

Net Increase In Net Assets Resulting From Operations	$126,185,027

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$122,842,723	$118,300,845
Net realized gain on investment transactions	53,200,306	64,593,036
Net change in unrealized appreciation (depreciation) on investments and swap agreements	(49,858,002)	62,369,083

Net increase in net assets resulting from operations	126,185,027	245,262,964

Dividends and net investment income (Note 1)
Dividends from net investment income
Class A	(85,876,424)	(94,845,034)
Class B	(7,579,293)	(7,655,583)
Class C	(9,036,262)	(7,844,430)
Class L	(269,470)	(347,748)
Class M	(169,398)	(502,297)
Class R	(1,164,946)	(615,743)
Class X	(51,743)	(110,530)
Class Z	(23,469,833)	(8,554,194)

	(127,617,369)	(120,475,559)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	632,029,575	280,352,636
Net asset value of shares issued in reinvestment of dividends	102,277,872	89,944,437
Cost of shares reacquired	(482,369,602)	(320,918,536)

Net increase in net assets from Fund share transactions	251,937,845	49,378,537

Capital Contributions (Note 6)
Proceeds from regulatory settlement	10,526	759,492

Total increase	250,516,029	174,925,434

Net Assets:
Beginning of year	1,438,784,945	1,263,859,511

End of year(a)	$1,689,300,974	$1,438,784,945

(a) Includes undistributed net investment income of:	$5,538,674	$2,841,560

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	53

Notes to Financial Statements

Prudential High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Certain fixed income securities for which daily market quotations are not readily available may be valued with reference to fixed income securities whose prices are more readily available, pursuant to guidelines established by the Board of Directors. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair value of

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securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from the security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities held by the Fund at the end of the fiscal period may include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities are valued pursuant to the valuation procedures noted above.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at year end, if any, are listed on the Portfolio of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is

Prudential High Yield Fund, Inc.	55

Notes to Financial Statements

continued

subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The Fund may use interest rate swaps to either maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments using interest rate swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund purchased credit default swaps to provide a measure of protection against defaults of the issuers or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

56	Visit our website at www.prudentialfunds.com

As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payments that a Fund as a seller of protection could be required to pay under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchanged, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements

Prudential High Yield Fund, Inc.	57

Notes to Financial Statements

continued

include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2011, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty which may permit the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board approved fair valuation procedures.

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Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the closing daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-ended exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Prudential High Yield Fund, Inc.	59

Notes to Financial Statements

continued

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .46% for the year ended August 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M, Class R and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M, R and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B, C, L, M, R and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, .75%, 1%, ..50%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, L, M, R and X shares, respectively.

For the year ended August 31, 2011 , PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively. Through December 31, 2010, PIMS had contractually agreed to limit such fees to .75% of the average daily net assets of Class C shares.

Prudential High Yield Fund, Inc.	61

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received approximately $769,491 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2011, it received approximately $4,159, $155,055, $27,641, $812 and $158 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2011, PIM has been compensated approximately $222,800 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2011, aggregated $1,670,231,150 and $1,414,049,012 respectively.

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Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2011, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $7,471,760 primarily due to the difference in the treatment between financial and tax reporting purposes of premium amortization, paydown gains (losses), swaps, and other book to tax differences. Net investment income, net realized gain and net assets were not affected by this change.

For the year ended August 31, 2011 and the year ended August 31, 2010, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $127,617,369 and $120,475,559 of ordinary income, respectively.

As of August 31, 2011, the distributable earnings on a tax basis was $16,368,404 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustment	Net Unrealized Depreciation
$2,057,981,927	$48,988,426	$(77,880,682)	$(28,892,256)	$1,081,807	$(27,810,449)

The difference between book basis and tax basis is primarily attributable to the deferred losses on wash sales, the difference in the treatment of premium amortization and deferred income on defaulted securities. Other cost basis adjustment is attributable to appreciation/depreciation on swaps.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2011 of approximately $138,142,000, of which $3,025,000 expires in 2014, $9,303,000 expires in 2015, $11,341,000 expires in 2016, $48,200,000 expires in 2017 and $66,273,000 expires in 2018. The Fund utilized approximately

Prudential High Yield Fund, Inc.	63

Notes to Financial Statements

continued

$47,672,000 of its capital loss carryforward to offset net taxable gains realized in the year ended August 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A to Class Z shares of the Fund. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M shares will

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automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Prudential funds. Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

During the years ended August 31, 2011 and 2010, the Fund received $10,526 and $759,492 related to an unaffiliated-third party and to a former affiliate’s settlements of regulatory proceedings, respectively, involving allegations of improper trading Fund shares. Those amounts are presented in the Fund’s Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

The Fund is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class L, Class M, Class R, Class Q, Class New X and Class Z common stock. Of the authorized shares of common stock of the Fund, 950 million shares are designated for Class A common stock, 225 million shares are designated for each of Class B common stock and Class C common stock, 25 million shares are designated for each of Class L common stock and Class M common stock, 500 million shares are designated for each of Class Q and Class R common stock, 25 million shares are designated for Class New X common stock and 525 million shares are designated for Class Z common stock.

Prudential High Yield Fund, Inc.	65

Notes to Financial Statements

continued

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2011:
Shares sold	28,745,524	$159,068,504
Shares issued in reinvestment of dividends	12,002,271	66,397,957
Shares reacquired	(44,453,036)	(245,494,515)

Net increase (decrease) in shares outstanding before conversion	(3,705,241)	(20,028,054)
Shares issued upon conversion from Class B, Class M, Class X and Class Z	3,469,239	19,106,734
Shares reacquired upon conversion into Class Z	(3,524,844)	(19,633,741)

Net increase (decrease) in shares outstanding	(3,760,846)	$(20,555,061)

Year ended August 31, 2010:
Shares sold	24,467,434	$127,953,682
Shares issued in reinvestment of dividends	13,303,087	69,497,755
Shares reacquired	(43,707,622)	(228,160,470)

Net increase (decrease) in shares outstanding before conversion	(5,937,101)	(30,709,033)
Shares issued upon conversion from Class B, Class M and Class X	2,999,137	15,388,225

Net increase (decrease) in shares outstanding	(2,937,964)	$(15,320,808)

Class B
Year ended August 31, 2011:
Shares sold	7,688,118	$42,480,449
Shares issued in reinvestment of dividends	1,049,967	5,803,575
Shares reacquired	(2,422,810)	(13,369,344)

Net increase (decrease) in shares outstanding before conversion	6,315,275	34,914,680
Shares reacquired upon conversion into Class A	(2,878,531)	(15,826,584)

Net increase (decrease) in shares outstanding	3,436,744	$19,088,096

Year ended August 31, 2010:
Shares sold	5,910,395	$30,769,404
Shares issued in reinvestment of dividends	1,082,663	5,648,531
Shares reacquired	(4,307,006)	(22,384,277)

Net increase (decrease) in shares outstanding before conversion	2,686,052	14,033,658
Shares reacquired upon conversion into Class A	(2,271,193)	(11,600,474)

Net increase (decrease) in shares outstanding	414,859	$2,433,184

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Class C	Shares	Amount
Year ended August 31, 2011:
Shares sold	10,035,429	$55,522,083
Shares issued in reinvestment of dividends	1,384,586	7,647,864
Shares reacquired	(6,946,869)	(38,367,549)

Net increase (decrease) in shares outstanding before conversion	4,473,146	24,802,398
Shares reacquired upon conversion into Class Z	(71,623)	(391,430)

Net increase (decrease) in shares outstanding	4,401,523	$24,410,968

Year ended August 31, 2010:
Shares sold	8,329,691	$43,486,953
Shares issued in reinvestment of dividends	1,197,357	6,251,959
Shares reacquired	(4,367,656)	(22,688,976)

Net increase (decrease) in shares outstanding	5,159,392	$27,049,936

Class L
Year ended August 31, 2011:
Shares sold	51,882	$289,092
Shares issued in reinvestment of dividends	40,553	224,561
Shares reacquired	(217,687)	(1,207,306)

Net increase (decrease) in shares outstanding	(125,252)	$(693,653)

Year ended August 31, 2010:
Shares sold	104,691	$548,617
Shares issued in reinvestment of dividends	52,677	274,950
Shares reacquired	(286,305)	(1,498,731)

Net increase (decrease) in shares outstanding	(128,937)	$(675,164)

Class M
Year ended August 31, 2011:
Shares sold	17,190	$94,337
Shares issued in reinvestment of dividends	18,475	102,029
Shares reacquired	(131,280)	(722,000)

Net increase (decrease) in shares outstanding before conversion	(95,615)	(525,634)
Shares reacquired upon conversion into Class A	(499,338)	(2,778,595)

Net increase (decrease) in shares outstanding	(594,953)	$(3,304,229)

Year ended August 31, 2010:
Shares sold	51,131	$264,071
Shares issued in reinvestment of dividends	58,005	301,644
Shares reacquired	(372,826)	(1,940,952)

Net increase (decrease) in shares outstanding before conversion	(263,690)	(1,375,237)
Shares reacquired upon conversion into Class A	(581,013)	(3,039,617)

Net increase (decrease) in shares outstanding	(844,703)	$(4,414,854)

Prudential High Yield Fund, Inc.	67

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended August 31, 2011:
Shares sold	2,917,212	$16,153,034
Shares issued in reinvestment of dividends	213,700	1,182,860
Shares reacquired	(1,231,601)	(6,806,251)

Net increase (decrease) in shares outstanding	1,899,311	$10,529,643

Year ended August 31, 2010:
Shares sold	1,739,124	$9,086,006
Shares issued in reinvestment of dividends	115,150	603,539
Shares reacquired	(654,837)	(3,431,136)

Net increase (decrease) in shares outstanding	1,199,437	$6,258,409

Class X
Year ended August 31, 2011:
Shares sold	6,373	$35,098
Shares issued in reinvestment of dividends	9,322	51,541
Shares reacquired	(32,781)	(181,196)

Net increase (decrease) in shares outstanding before conversion	(17,086)	(94,557)
Shares reacquired upon conversion into Class A	(78,702)	(436,395)

Net increase (decrease) in shares outstanding	(95,788)	$(530,952)

Year ended August 31, 2010:
Shares sold	18,487	$97,527
Shares issued in reinvestment of dividends	19,419	100,855
Shares reacquired	(101,036)	(518,093)

Net increase (decrease) in shares outstanding before conversion	(63,130)	(319,711)
Shares reacquired upon conversion into Class A	(143,565)	(748,134)

Net increase (decrease) in shares outstanding	(206,695)	$(1,067,845)

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Class Z	Shares	Amount
Year ended August 31, 2011:
Shares sold	64,998,748	$358,386,978
Shares issued in reinvestment of dividends	3,757,077	20,867,485
Shares reacquired	(31,856,651)	(176,221,441)

Net increase (decrease) in shares outstanding before conversion	36,899,174	203,033,022
Shares issued upon conversion from Class A and Class C	3,591,426	20,025,171
Shares reacquired upon conversion into Class A	(11,867)	(65,160)

Net increase (decrease) in shares outstanding	40,478,733	$222,993,033

Year ended August 31, 2010:
Shares sold	13,005,112	$68,146,376
Shares issued in reinvestment of dividends	1,385,980	7,265,204
Shares reacquired	(7,681,172)	(40,295,901)

Net increase (decrease) in shares outstanding	6,709,920	$35,115,679

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of .10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of .15% of the unused portion. Interest on any borrowings under these SCA’s is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended August 31, 2011.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial

Prudential High Yield Fund, Inc.	69

Notes to Financial Statements

continued

assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Note 9. Subsequent Event

Class Q shares are scheduled to commence offering on October 31, 2011. These shares will be available only to limited group of investors.

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Financial Highlights

Class A Shares
	Year Ended August 31,						Eight Months Period Ended August 31,		Year Ended December 31,
	2011(h)		2010(h)		2009	2008	2007(e)		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.32		$4.84		$5.19	$5.58	$5.80		$5.67
Income (loss) from investment operations:
Net investment income	.40		.45		.43	.43	.28		.41
Net realized and unrealized gain (loss) on investment transactions	.03		.49		(.34)	(.38)	(.22)		.15
Total from investment operations	.43		.94		.09	.05	.06		.56
Less Dividends:
Dividends from net investment income	(.41)		(.46)		(.44)	(.44)	(.28)		(.43)
Capital Contributions	-	(g)	-	(g)	-	-	-		-
Net asset value, end of period	$5.34		$5.32		$4.84	$5.19	$5.58		$5.80
Total Return(a):	8.14%		19.94%		3.32%	.86%	.82%		10.24%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,078,117		$1,093,443		$1,009,183	$955,165	$1,099,469		$1,201,400
Average net assets (000)	$1,147,761		$1,078,033		$811,838	$1,024,892	$1,170,148		$1,205,856
Ratios to average net assets(f):
Expenses, including distribution and service (12b-1) fees(b)	.88%		.90%		.91%	.88%	.92%	(c)	.86%
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(c)	.61%
Net investment income	7.20%		8.64%		9.95%	7.99%	7.20%	(c)	7.32%
For Class A, B, C, L, M, R, X and Z shares:
Portfolio turnover rate	87%		91%		82%	63%	34%	(d)	40%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares.

(c) Annualized.

(d) Not annualized.

(e) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(f) Does not include expenses of the underlying portfolios in which the Fund invests.

(g) Less than $.005 per share.

(h) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	71

Financial Highlights

continued

Class B Shares
	Year Ended August 31,						Eight Months Period Ended August 31,		Year Ended December 31,
	2011(f)		2010(f)		2009	2008	2007(c)		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.31		$4.83		$5.19	$5.58	$5.79		$5.66
Income (loss) from investment operations:
Net investment income	.37		.42		.41	.40	.26		.38
Net realized and unrealized gain (loss) on investment transactions	.05		.49		(.35)	(.38)	(.21)		.15
Total from investment operations	.42		.91		.06	.02	.05		.53
Less Dividends:
Dividends from net investment income	(.39)		(.43)		(.42)	(.41)	(.26)		(.40)
Capital Contributions	-	(e)	-	(e)	-	-	-		-
Net asset value, end of period	$5.34		$5.31		$4.83	$5.19	$5.58		$5.79
Total Return(a):	7.82%		19.39%		2.59%	.37%	.50%		9.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$115,162		$96,409		$85,727	$109,152	$160,265		$191,778
Average net assets (000)	$108,578		$92,174		$76,697	$132,653	$178,973		$232,435
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	1.38%		1.40%		1.41%	1.38%	1.42%	(b)	1.36%
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(b)	.61%
Net investment income	6.70%		8.15%		9.44%	7.48%	6.69%	(b)	6.82%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Annualized.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

(f) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class C Shares
	Year Ended August 31,						Eight Months Period Ended August 31,		Year Ended December 31,
	2011(g)		2010(g)		2009	2008	2007(d)		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.31		$4.83		$5.18	$5.58	$5.79		$5.66
Income (loss) from investment operations:
Net investment income	.36		.42		.41	.40	.26		.38
Net realized and unrealized gain (loss) on investment transactions	.04		.49		(.34)	(.39)	(.21)		.15
Total from investment operations	.40		.91		.07	.01	.05		.53
Less Dividends:
Dividends from net investment income	(.38)		(.43)		(.42)	(.41)	(.26)		(.40)
Capital Contributions	-	(f)	-	(f)	-	-	-		-
Net asset value, end of period	$5.33		$5.31		$4.83	$5.18	$5.58		$5.79
Total Return(a):	7.45%		19.40%		2.83%	.18%	.49%		9.69%

Ratios/Supplemental Data:
Net assets, end of period (000)	$136,177		$112,212		$77,177	$49,660	$56,307		$54,036
Average net assets (000)	$132,854		$94,741		$50,393	$52,804	$58,540		$55,946
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(b)	1.55%		1.40%		1.41%	1.38%	1.42%	(c)	1.36%
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(c)	.61%
Net investment income	6.52%		8.12%		9.42%	7.49%	6.70%	(c)	6.82%

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through December 31, 2010.

(c) Annualized.

(d) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	73

Financial Highlights

continued

Class L Shares
	Year Ended August 31,						March 26, 2007(a) through August 31,
	2011(g)		2010(g)		2009	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.32		$4.84		$5.19	$5.59	$5.86
Income (loss) from investment operations:
Net investment income	.39		.44		.42	.42	.18
Net realized and unrealized gain (loss) on investment transactions	.04		.49		(.34)	(.39)	(.27)
Total from investment operations	.43		.93		.08	.03	(.09)
Less Dividends:
Dividends from net investment income	(.40)		(.45)		(.43)	(.43)	(.18)
Capital Contributions	-	(f)	-	(f)	-	-	-
Net asset value, end of period	$5.35		$5.32		$4.84	$5.19	$5.59
Total Return(c):	8.07%		19.64%		3.05%	.44%	(1.93)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,215		$3,868		$4,144	$5,114	$6,688
Average net assets (000)	$3,724		$4,060		$3,969	$5,980	$7,546
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.13%		1.15%		1.16%	1.13%	1.17%	(d)
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(d)
Net investment income	6.96%		8.41%		9.71%	7.73%	6.97%	(d)

(a) Inception date of Class L shares.

(b) The Fund changed its fiscal year end from December 31 to August 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

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Class M Shares
	Year Ended August 31,						March 26, 2007(a) through August 31,
	2011(g)		2010(g)		2009	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.32		$4.84		$5.19	$5.57	$5.84
Income (loss) from investment operations:
Net investment income	.36		.41		.41	.39	.17
Net realized and unrealized gain (loss) on investment transactions	.03		.49		(.35)	(.37)	(.27)
Total from investment operations	.39		.90		.06	.02	(.10)
Less Dividends:
Dividends from net investment income	(.37)		(.42)		(.41)	(.40)	(.17)
Capital Contributions	-	(f)	-	(f)	-	-	-
Net asset value, end of period	$5.34		$5.32		$4.84	$5.19	$5.57
Total Return(c):	7.32%		19.04%		2.52%	.28%	(1.96)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$845		$4,004		$7,730	$14,831	$29,221
Average net assets (000)	$2,493		$6,190		$9,244	$22,037	$36,125
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.63%		1.65%		1.66%	1.63%	1.67%	(d)
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(d)
Net investment income	6.52%		7.96%		9.20%	7.21%	6.63%	(d)

(a) Inception date of Class M shares.

(b) The Fund changed its fiscal year end from December 31 to August 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	75

Financial Highlights

continued

Class R Shares
	Year Ended August 31,						Eight Months Period Ended August 31,		Year Ended December 31,
	2011(g)		2010(g)		2009	2008	2007(d)		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.32		$4.84		$5.19	$5.59	$5.81		$5.67
Income (loss) from investment operations:
Net investment income	.38		.44		.42	.42	.27		.42
Net realized and unrealized gain (loss) on investment transactions	.04		.49		(.34)	(.39)	(.21)		.15
Total from investment operations	.42		.93		.08	.03	.06		.57
Less Dividends:
Dividends from net investment income	(.40)		(.45)		(.43)	(.43)	(.28)		(.43)
Capital Contributions	-	(f)	-	(f)	-	-	-		-
Net asset value, end of period	$5.34		$5.32		$4.84	$5.19	$5.59		$5.81
Total Return(a):	7.88%		19.66%		3.07%	.47%	.56%		10.45%

Ratios/Supplemental Data:
Net assets, end of period (000)	$20,630		$10,441		$3,698	$1,295	$851		$13
Average net assets (000)	$16,155		$7,260		$1,580	$1,221	$401		$3
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(b)	1.13%		1.15%		1.16%	1.13%	1.17%	(c)	1.11%
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(c)	.61%
Net investment income	6.93%		8.32%		9.64%	7.78%	7.19%	(c)	7.45%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares.

(c) Annualized.

(d) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(e)	Does not include expenses of the underlying portfolios in which the Fund invests.
(f)	Less than $.005 per share.
(g)	Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

76	Visit our website at www.prudentialfunds.com

Class X Shares
	Year Ended August 31,						March 26, 2007(a) through August 31,
	2011(g)		2010(g)		2009	2008	2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.31		$4.83		$5.19	$5.57	$5.84
Income (loss) from investment operations:
Net investment income	.36		.41		.38	.38	.13
Net realized and unrealized gain (loss) on investment transactions	.04		.49		(.33)	(.36)	(.23)
Total from investment operations	.40		.90		.05	.02	(.10)
Less Dividends:
Dividends from net investment income	(.37)		(.42)		(.41)	(.40)	(.17)
Capital Contributions	-	(f)	-	(f)	-	-	-
Net asset value, end of period	$5.34		$5.31		$4.83	$5.19	$5.57
Total Return(c):	7.54%		19.07%		2.32%	.30%	(1.97)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$459		$966		$1,878	$3,482	$4,527
Average net assets (000)	$766		$1,359		$2,152	$4,230	$5,300
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.63%		1.65%		1.66%	1.63%	1.67%	(d)
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(d)
Net investment income	6.48%		7.97%		9.19%	7.24%	5.43%	(d)

(a) Inception date of Class X shares.

(b) The Fund changed its fiscal year end from December 31 to August 31.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Annualized.

(e) Does not include expenses of the underlying portfolios in which the Fund invests.

(f) Less than $.005 per share.

(g) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Prudential High Yield Fund, Inc.	77

Financial Highlights

continued

Class Z Shares
	Year Ended August 31,						Eight Months Period Ended August 31,		Year Ended December 31,
	2011(f)		2010(f)		2009	2008	2007(c)		2006
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.33		$4.85		$5.20	$5.60	$5.81		$5.68
Income (loss) from investment operations:
Net investment income	.42		.46		.44	.45	.29		.43
Net realized and unrealized gain (loss) on investment transactions	.03		.49		(.34)	(.39)	(.21)		.14
Total from investment operations	.45		.95		.10	.06	.08		.57
Less Dividends:
Dividends from net investment income	(.43)		(.47)		(.45)	(.46)	(.29)		(.44)
Capital Contributions	-	(e)	-	(e)	-	-	-		-
Net asset value, end of period	$5.35		$5.33		$4.85	$5.20	$5.60		$5.81
Total Return(a):	8.47%		20.23%		3.68%	.96%	.98%		10.51%

Ratios/Supplemental Data:
Net assets, end of period (000)	$334,696		$117,442		$74,321	$23,728	$21,364		$30,486
Average net assets (000)	$304,551		$94,871		$37,817	$22,081	$29,101		$26,634
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(b)	.61%
Expenses, excluding distribution and service (12b-1) fees	.63%		.65%		.66%	.63%	.67%	(b)	.61%
Net investment income	7.43%		8.86%		10.14%	8.24%	7.41%	(b)	7.58%

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Annualized.

(c) For the period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Less than $.005 per share.

(f) Calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

78	Visit our website at www.prudentialfunds.com

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential High Yield Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential High Yield Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the eight-month period ended August 31, 2007 and the year ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the eight-month period ended August 31, 2007 and the year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2011

Prudential High Yield Fund, Inc.	79

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (August 31, 2011) as to the federal income tax status of dividends paid by the Fund during such year. We are advising you that during the year ended August 31, 2011, the Fund paid ordinary income dividends for Class A, Class B, Class C, Class L, Class M, Class R, Class X and Class Z shares of $0.414, $0.387, $0.377, $0.400, $0.371, $0.400, $0.372 and $0.432 per share, respectively.

For the year ended August 31, 2011, the Fund designates the maximum amount allowable but not less than 85.46% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2012, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2011.

80	Visit our website at www.prudentialfunds.com

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Prudential High Yield Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential High Yield Fund, Inc.

Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

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Fund Officers(a)(1)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 1996; Jonathan D. Shain, 2004; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011; Grace C. Torres, 1995; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

■	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
■	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
■

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

■

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

■

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Prudential High Yield Fund, Inc.

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations,

Prudential High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also reviewed the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper High Current Yield Funds Performance Universe) was in the first quartile for the three- and five-year periods, and in the third quartile over the one- and 10-year periods. The Board also noted that the Fund performed outperformed its benchmark index for the one-, three-, and five-year periods, though it underperformed its benchmark index over the ten-year period. The Board concluded that it was reasonable for the Fund to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and

Prudential High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus, by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL HIGH YIELD FUND, INC.

SHARE CLASS	A	B	C	L	M	R	X	Z
NASDAQ	PBHAX	PBHYX	PRHCX	N/A	DHYMX	JDYRX	N/A	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y405	74440Y504	74440Y603	74440Y702	74440Y801

MF110E    0211462-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2011 and August 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $32,500 and $32,000 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential High Yield Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	October 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 19, 2011